UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21712

Clough Global Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin D. Nelson, Secretary

Clough Global Equity Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    March 31

Date of reporting period: September 30, 2013

Item 1.	Reports to Stockholders.

SECTION 19(B) DISCLOSURE

September 30, 2013 (Unaudited)

Clough Global Allocation Fund and Clough Global Equity Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, Clough Global Allocation Fund currently distributes $0.30 per share on a quarterly basis and Clough Global Equity Fund distributes $0.29 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of each Fund’s Board. Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about either Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate either Fund’s Plan without prior notice if it deems such action to be in the best interest of either Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if either Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter	Clough Global Funds
September 30, 2013 (Unaudited)

To Our Shareholders:

Clough Global Allocation Fund (GLV)

During the six months ended September 30, 2013, the Clough Global Allocation Fund (GLV) posted a total return at net asset value of 7.12%. The S&P 500 and the MSCI World Index returned 8.31% and 9.24% respectively over the same period. Additionally, $0.60 per share in distributions was paid during the past six months, so the Fund’s total return to shareholders, including reinvested dividends, based on market price was 5.19%. As of September 30, 2013, the Fund had a dividend distribution rate on the market price of 7.87%.

Clough Global Equity Fund (GLQ)

During the six months ended September 30, 2013, the Clough Global Equity Fund (GLQ) posted a total return at net asset value of 9.05%. The S&P 500 and the MSCI World Index returned 8.31% and 9.24% respectively over the same period. Additionally, $0.58 per share in distributions was paid during the past six months, so the Fund’s total return to shareholders, including reinvested dividends, based on market price was 6.26%. As of September 30, 2013, the Fund had a dividend distribution rate on the market price of 7.72%.

Clough Global Opportunities Fund (GLO)

During the six months ended September 30, 2013, the Clough Global Opportunities Fund (GLO) posted a total return at net asset value of 7.26% for the six month period ending September 30th. The S&P 500 and the MSCI World Index returned 5.25% and 8.34% respectively over the same period. Additionally, $0.54 per share in distributions was paid during the past six months, so the Fund’s total return to shareholders, including reinvested dividends, based on market price was 4.20%. As of September 30, 2013, the Fund had a dividend distribution rate on the market price of 8.39%.

The Funds benefitted largely from gains in the stocks of companies generating high levels of free cash flow, and from the stocks of financial and health care companies. Liberty Media and Under Armour among consumer issues, Genworth Financial and AIG Corp among financials and Centene and Jazz Pharmaceuticals were important healthcare contributors. While short positions in European financials and index hedges subtracted from performance, the net results were gratifying.

Our primary strategy of investing in companies which generate enough excess cash flow to buy in their equity we think still offers a wide opportunity set. Investments include several of the “Liberty” companies controlled by John Malone, the cable industry pioneer, including Liberty Interactive, Liberty Media Corp, and Liberty Ventures. These are largely media based holding companies with irreplaceable assets which in the aggregate sell at discounts to their market values. The common theme among these positions is management’s active use of tax efficient strategies to maximize the value of individual assets and low cost debt to lever returns. At Liberty Interactive the company will spin-off two of its holdings, QVC and Digital Commerce, into individual tracking stocks and accelerate its share repurchase program. We think the recapitalization will proceed similarly to the early 2013 Liberty /Starz and more recent Fox / News Corp. splits where we end up receiving the so-called “bad” asset (Digital Commerce in this case) essentially for free, since the “good” asset attracts more intense investor interest. At Liberty Media the company announced it repurchased 5.2% of its shares from Comcast, that it would sell $500 million of its high basis Sirius XM Radio Inc. stock into Sirius’ $2 billion share repurchase program, and it would also sell $500 million of convertible equity. These moves are all accretive to net asset value (NAV). Finally, Liberty Ventures will spin off its 57% voting control (22% economic interest) of TripAdvisor into a separate entity and take down a $400 million margin loan to pay a $350 million dividend back to Ventures. Liberty will not only eliminate the discount to NAV that the TRIP shares have reflected as part of Ventures, but also highlight the value of the control stake. We surmise that John Malone is raising a lot of attractively priced capital that could be used to engineer the acquisition of Time Warner Cable by Charter Communications. Liberty Media owns 27% of Charter and the combination of the two entities would be doubly accretive, particularly since so much attractively priced capital has been raised to fund the purchase.

Several technology holdings were strong in September. Our tech investments are divided between two themes. Micron Technology, Inc., a semiconductor memory manufacturer is a strong example of how industry consolidation and disciplined investment can improve pricing and profitability, remove cyclicality and improve long run returns. Secondly a capital spending cycle is emerging, creating an opportunity for companies offering disruptive technologies to achieve high secular growth rates and higher margins. eBay Inc. is an example of a company leveraging its online marketplace and PayPal payments processing subsidiary to enable commerce activity worldwide. Google, the leading search engine operator, is making great strides in mobile search.

US financial companies, particularly the universal banks such as Citigroup Inc. and insurers like Genworth Financial Inc., remain undervalued, we think, despite performing well over the past year. Citi has several things going for it: new and impressive management, declining leverage which implies a higher price to earnings ratio, a strong franchise in higher margin emerging market lending, a strong capital markets business and higher earnings per share (EPS) potential as Citi Holdings, the so-called bad bank, is liquidated. It is one of a handful of truly global banking franchises yet it still sells at a discount to tangible book. Emerging markets, where Citi’s brand is strong and credit is under-penetrated provide almost half of the company’s earnings. The simple replacement over time of the “bad” Citi Holdings book with growing emerging market assets should provide an improving earnings profile. Further, the company should be able to use most of its $45 billion net operating loss (NOL) tax shield (almost 1/3 of its equity capitalization) to offset income tax expenses in the coming years. Genworth Financial, a diversified insurer, sells at half of book, yet under a new management team is riding positive tailwinds in both its mortgage insurance and annuity businesses.

After several years of being a severe headwind, Asian equity markets have strengthened. In China that strength has been focused on

2	www.cloughglobal.com

Clough Global Funds	Shareholder Letter
September 30, 2013 (Unaudited)

midsized consumer companies building strong brand franchises and that is where we focus our research. For example, Man Wah Holdings, a long time holding, and Great Wall Motor Co., an auto manufacturer, have been strong while the stocks of the large state owned companies that dominate the indexes have stagnated. Moreover, we believe multinationals are not an effective way to invest in emerging markets and perhaps the weakness in the stock prices of companies like Coca Cola reflect that. Earnings misses are becoming more common as local companies become more nimble and faster to respond to changes in consumer tastes. Our view is the simplistic one that people want better lives and that is particularly true in emerging markets where most people live. That aspiration presents one of the major investment opportunities in the years ahead. Yet emerging market economic realities are often misunderstood and that causes mispricing of assets, sometimes meaningfully.

Anticipating a financial collapse in China has been popular and that has masked the emergence of good value among the stocks of emerging consumer companies sporting strong brands. Leverage is high in China but that is largely in the government sector and is due to anomalies in China’s immature financial infrastructure. Private savings are also high and the banking system is the only mechanism through which those savings can be intermediated, through bank loans and so-called wealth management products. Capital markets are in their infancy and as financial sector reforms take shape they could explode in size. In addition our take is that China’s infrastructure investment boom is not wasteful but has allowed people and product to move more efficiently around China and that a domestic productivity boom is about to emerge. Policy moves are underway to improve the underpinnings of China’s private sector which provides 85% of the jobs. According to a CLSA study, the private sector’s share of profits has tripled since 2004 while the state owned enterprise share has fallen from 45% to 28%.

We believe China has the best chance among emerging markets of making the transition to a consumer driven economy. First the capital account, though increasingly porous, is essentially closed and there is little hot money invested in China about to move out. As noted above private savings are high and domestic liquidity is ample. Finally, China’s comparative advantage is no longer cheap labor but is two pronged. One advantage is a growing, productive and increasingly educated middle class. The second is the fact that Hong Kong provides deep and liquid capital markets. Not only has Hong Kong already emerged as the world’s second largest securities exchange, but as China internationalizes its currency its capital markets will become even more dominating. The strength of the Yuan contrasts with the weakness of the currencies of virtually all other emerging economies.

We also continue to invest in Japan. The case so far has been based upon the aggressiveness of the Bank of Japan’s reflation policies, but a rise in corporate investment would solidify the investment case and early indicators are good. Consumer confidence is improving, the Tankan index of sentiment among large manufacturers rose to the highest since 2007, and there is tremendous individual wealth in Japan, most of it bottled up in money market securities. Sales of luxury goods rose 14% and deliveries of passenger and commercial vehicles rose 17% during the first five months of 2013 according to 13D Research.

The Funds’ short book was a drag on results in the summer’s strong equity markets but we still see opportunities. Large capacity expansions in the critical iron ore and metals industries over coming years will likely hurt profitability among producers and their suppliers. The case for our long held short position in Euro banks however, has become more nuanced in view of the market’s newfound enthusiasm for Eurozone recovery. Our analysis suggests solvency among many banks is still deteriorating and the pretension that all their loans are good exacerbates that trend. The similarities with Japan in the mid 1990s are striking. Refusal to recapitalize its banks, constant dithering over asset quality and single banking regulatory structures and the purchase of even more unserviceable sovereign debt, all suggest credit growth is impossible. Euro bank holdings of sovereign debt essentially leaves them levered options on country sovereign risk according to the Financial Times.

The Euro area was designed optimally for a small number of northern countries, primarily Germany and the Netherlands. Inter-country trade flows, relative banking system solvency and unemployment patterns and the social strains they cause remain epidemic. Nevertheless the union has declared that the sanctity of both bank deposits and sovereign debt is at risk. The world has suddenly come to believe recovery is now assured and the “crisis” has passed. The European Central Bank has felt it possible to drain reserves from the banking system in the face of 25% unemployment in large parts of southern Europe, especially among the young. Many of these face the prospect of never securing stable employment. Outright Monetary Transactions (OMT) has never been tested nor has there been a legitimate solvency test of the continent’s financial institutions. Without full banking union, no legitimate backstop to the banking system exists. It just seems to us that stock prices in Asia are much cheaper than in Europe.

If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Past performance is no guarantee of future results.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

MSCI World Index – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

The S&P 500® Index – Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Semi-Annual Report | September 30, 2013	3

Shareholder Letter	Clough Global Funds
September 30, 2013 (Unaudited)

It is not possible to invest directly in an index.

High Basis – Shares acquired with the highest cost per share.

Convertible Equity – Convertible debt without the repayment feature at maturity or interest.

Price to Earnings Ratio – The price of a stock divided by its earnings.

Tangible Book – The value of a company by measuring its equity after removing any intangible assets. A company’s tangible book value looks at what common shareholders can expect to receive if the firm goes bankrupt and all of its assets are liquidated at their book values. Intangible assets, such as goodwill, are removed from this calculation because they cannot be sold during liquidation. Companies with high tangible book value per share provide shareholders with more insurance in case of bankruptcy.

Sovereign Debt – Bonds issued by a national government in a foreign currency, in order to finance the issuing country’s growth.

Outright Monetary Transactions (OMT) - is a program of the European Central Bank under which the bank makes purchases (“outright transactions”) in secondary, sovereign markets, under certain conditions, of bonds issued by Eurozone member-states.

GLV
Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	2.48%
2. AutoNation, Inc.	2.43%
3. Wyndham Worldwide Corp.	2.19%
4. eBay, Inc.	2.01%
5. Google, Inc. - Class A	1.76%
6. Delta Air Lines, Inc.	1.58%
7. HCA Holdings, Inc.	1.56%
8. Nationstar Mortgage Holdings, Inc.	1.54%
9. Liberty Media Corp. - Class A	1.53%
10. Lithia Motors, Inc. - Class A	1.53%

GLQ
Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	2.66%
2. AutoNation, Inc.	2.42%
3. Wyndham Worldwide Corp.	2.35%
4. eBay, Inc.	1.99%
5. Liberty Media Corp. - Class A	1.82%
6. Google, Inc. - Class A	1.73%
7. TransDigm Group, Inc.	1.65%
8. HCA Holdings, Inc.	1.60%
9. Delta Air Lines, Inc.	1.57%
10. Liberty Interactive Corp. - Class A	1.56%

GLO
Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	2.49%
2. AutoNation, Inc.	2.43%
3. Wyndham Worldwide Corp.	2.18%
4. eBay, Inc.	2.00%
5. Google, Inc. - Class A	1.73%
6. Delta Air Lines, Inc.	1.57%
7. HCA Holdings, Inc.	1.57%
8. Liberty Media Corp. - Class A	1.54%
9. Nationstar Mortgage Holdings, Inc.	1.53%
10. Lithia Motors, Inc. - Class A	1.52%

Holdings are subject to change.

 *Only long positions are listed.

4	www.cloughglobal.com

Clough Global Allocation Fund	Portfolio Allocation
September 30, 2013 (Unaudited)

Asset Allocation*

Common Stocks - US	76.20%
Common Stocks - Foreign	15.91%
Exchange Traded Funds	-13.03%

Total Equities	79.08%

Government L/T	4.47%
Corporate Debt	2.50%
Preferred Stock	1.48%
Asset/Mortgage Backed Securities	0.20%

Total Fixed Income	8.65%

Short-Term Investments	12.77%
Other (Foreign Cash)	-0.08%
Option	-0.10%
Total Return Swap Contracts	-0.32%

Total Other	12.27%

TOTAL INVESTMENTS	100.00%

Global Securities Holdings^

United States	70.30%
U.S. Multinationals	15.41%
Japan	8.71%
China	3.04%
Russia	1.55%
United Kingdom	1.53%
Netherlands	1.48%
Canada	0.90%
South Korea	0.71%
Mexico	0.65%
Ireland	0.39%
Germany	0.35%
Norway	0.35%
Hong Kong	0.29%
European Union	0.00%
Italy	-0.28%
India	-0.29%
Spain	-0.46%
Australia	-0.69%
Brazil	-0.95%
France	-0.95%
Sweden	-2.04%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.

Semi-Annual Report | September 30, 2013	5

Portfolio Allocation	Clough Global Equity Fund
September 30, 2013 (Unaudited)

Asset Allocation*

Common Stocks - US	82.40%
Common Stocks - Foreign	18.37%
Exchange Traded Funds	-13.15%

Total Equities	87.62%

Government L/T	3.27%
Corporate Debt	0.68%
Preferred Stock	0.33%

Total Fixed Income	4.28%

Short-Term Investments	8.60%
Other (Foreign Cash)	-0.08%
Option	-0.10%
Total Return Swap Contracts	-0.32%

Total Other	8.10%

TOTAL INVESTMENTS	100.00%

Global Securities Holdings^

United States	66.57%
U.S. Multinationals	16.73%
Japan	9.23%
China	3.32%
United Kingdom	1.80%
Canada	1.61%
Russia	1.53%
Netherlands	1.46%
Hong Kong	0.82%
South Korea	0.70%
Mexico	0.65%
Ireland	0.46%
Norway	0.36%
Germany	0.35%
European Union	0.00%
Italy	-0.27%
India	-0.28%
Spain	-0.45%
Australia	-0.68%
France	-0.92%
Brazil	-0.99%
Sweden	-2.01%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.

6	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation
September 30, 2013 (Unaudited)

Asset Allocation*

Common Stocks - US	76.21%
Common Stocks - Foreign	15.94%
Exchange Traded Funds	-12.90%

Total Equities	79.25%

Government L/T	4.93%
Corporate Debt	2.41%
Preferred Stock	0.32%

Total Fixed Income	7.66%

Short-Term Investments	13.59%
Other (Foreign Cash)	-0.08%
Option	-0.10%
Total Return Swap Contracts	-0.32%

Total Other	13.09%

TOTAL INVESTMENTS	100.00%

Global Securities Holdings^

United States	70.27%
U.S. Multinationals	15.40%
Japan	8.70%
China	3.05%
United Kingdom	1.56%
Russia	1.54%
Netherlands	1.47%
Canada	0.90%
South Korea	0.71%
Mexico	0.65%
Ireland	0.39%
Norway	0.36%
Germany	0.35%
Hong Kong	0.29%
European Union	0.00%
Italy	-0.28%
India	-0.29%
Spain	-0.45%
Australia	-0.68%
Brazil	-0.94%
France	-0.95%
Sweden	-2.04%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.

Semi-Annual Report | September 30, 2013	7

Statements of Investments	Clough Global Allocation Fund
September 30, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS 120.78%
Consumer Discretionary 39.03%
Allison Transmission Holdings, Inc.(a)(b)(c)	119,669	$2,997,708
Asbury Automotive Group, Inc.(a)(d)	41,404	2,202,693
AutoNation, Inc.(a)(b)(d)	93,882	4,897,824
Beazer Homes USA, Inc.(a)(b)(d)	40,670	732,060
BorgWarner, Inc.(a)(b)	13,800	1,399,182
Charter Communications, Inc. - Class A(a)(b)(d)	19,600	2,641,296
Denso Corp.	14,500	675,619
Don Quijote Co., Ltd.	15,600	976,041
Dongfeng Motor Group Co., Ltd. - Class H	488,000	741,196
DR Horton, Inc.(a)	49,654	964,777
Expedia, Inc.(a)	35,400	1,833,366
Fifth & Pacific Cos., Inc.(a)(d)	36,204	909,806
Fuji Heavy Industries, Ltd.	30,473	840,143
GameStop Corp. - Class A(a)(b)	23,300	1,156,845
Geely Automobile Holdings, Ltd.	1,300,000	668,781
General Motors Co.(a)(b)(d)	19,800	712,206
Great Wall Motor Co., Ltd. - Class H	147,500	799,698
Group 1 Automotive, Inc.(a)	33,389	2,593,657
Honda Motor Co., Ltd.	18,248	693,385
Imax Corp.(a)(b)(d)	36,200	1,094,688
Lennar Corp. - Class A(a)	30,948	1,095,559
Liberty Global, Inc. - Class A(a)(b)(d)	28,134	2,232,433
Liberty Global, Inc. - Series C(a)(d)	18,400	1,387,912
Liberty Interactive Corp. - Class A(a)(b)(d)	71,012	1,666,652
Liberty Media Corp. - Class A(a)(b)(d)	21,012	3,091,916
Liberty Ventures - Series A(a)(b)(d)	34,186	3,014,180
Lithia Motors, Inc. - Class A(a)(b)	42,236	3,081,539
Man Wah Holdings, Ltd.	1,157,266	1,811,422
Mazda Motor Corp.	168,757	750,260
News Corp. - Class A(a)(b)(d)	131,200	2,107,072
Nissan Motor Co., Ltd.	76,500	765,817
Orient-Express Hotels, Ltd. - Class A(a)(d)	53,406	693,210
Penske Automotive Group, Inc.(a)	66,368	2,835,905
Sally Beauty Holdings, Inc.(a)(b)(d)	71,261	1,864,188
Samsonite International S.A.	268,800	750,335
Service Corp. International(a)(b)	62,100	1,156,302
Signet Jewelers, Ltd.(a)(b)	15,000	1,074,750
Sirius XM Radio, Inc.(a)(b)	474,600	1,836,702
Sonic Automotive, Inc. - Class A(a)	45,012	1,071,286
Time Warner Cable, Inc.(a)	21,020	2,345,832
Toyota Motor Corp.	19,700	1,256,615
Twenty-First Century Fox, Inc.(a)(b)	41,800	1,400,300
Under Armour, Inc. - Class A(a)(b)(d)	21,600	1,716,120

	Shares	Value
Consumer Discretionary (continued)
Wyndham Worldwide Corp.(a)(b)	72,300	$4,408,131

		72,945,409

Consumer Staples 1.53%
Brasil Pharma S.A.(c)(d)	170,528	601,692
Hengan International Group Co., Ltd.	31,500	368,371
Kirin Holdings Co., Ltd.	72,000	1,046,727
Vinda International Holdings, Ltd.	601,498	849,987

		2,866,777

Energy 10.18%
Natural Gas Leveraged Exploration & Production 1.99%
Cabot Oil & Gas Corp.(a)	27,300	1,018,836
Range Resources Corp.(a)(b)	11,300	857,557
SM Energy Co.(a)	13,300	1,026,627
Southwestern Energy Co.(a)(d)	22,400	814,912

		3,717,932

Non-North American Producers 0.72%
InterOil Corp.(a)(b)(d)	18,919	1,349,114

Oil Leveraged Exploration & Production 5.46%
Anadarko Petroleum Corp.(a)(b)	15,706	1,460,501
Denbury Resources, Inc.(d)	28,773	529,711
EOG Resources, Inc.(a)	4,000	677,120
Gazprom OAO - ADR	114,601	1,009,635
Gulfport Energy Corp.(a)(b)(d)	35,708	2,297,453
Kodiak Oil & Gas Corp.(a)(d)	83,065	1,001,764
OAO Lukoil - Sponsored ADR	16,614	1,053,327
Oasis Petroleum, Inc.(a)(d)	15,500	761,515
Pioneer Natural Resources Co.	3,700	698,560
Talisman Energy, Inc.	62,600	719,900

		10,209,486

Oil Services & Drillers 1.63%
Dresser-Rand Group, Inc.(a)(d)	18,400	1,148,160
Halliburton Co.(a)	19,600	943,740
Weatherford International, Ltd.(a)(b)(d)	62,243	954,185

		3,046,085

Tankers 0.38%
Golar LNG, Ltd.(a)(b)	18,573	699,645

TOTAL ENERGY		19,022,262

Financials 21.95%
Capital Markets 1.89%
Daiwa Securities Group, Inc.	190,105	1,701,942

8	www.cloughglobal.com

Clough Global Allocation Fund	Statements of Investments
September 30, 2013 (Unaudited)

	Shares	Value
Financials (continued)
Nomura Holdings, Inc.	169,300	$1,317,610
Walter Investment Management Corp.(a)(d)	12,800	506,112

		3,525,664

Commercial Banks 2.98%
Grupo Financiero Banorte SAB de CV - Class O	105,888	659,783
Mitsubishi UFJ Financial Group, Inc.	108,900	694,647
Mizuho Financial Group, Inc.	473,100	1,025,182
Sberbank of Russia - ADR	87,390	1,053,049
Sumitomo Mitsui Financial Group, Inc.	21,800	1,052,353
Sumitomo Mitsui Trust Holdings, Inc.	219,500	1,083,041

		5,568,055

Diversified Financials 5.44%
Bank of America Corp.(a)(b)	201,259	2,777,374
Citigroup, Inc.(a)(b)	103,128	5,002,740
ING Groep NV(d)	131,189	1,482,128
JPMorgan Chase & Co.(a)	17,400	899,406

		10,161,648

Insurance 2.97%
American International Group, Inc.(a)(b)	34,666	1,685,808
Genworth Financial, Inc. - Class A(a)(d)	176,493	2,257,345
Hartford Financial Services Group, Inc.(a)	51,928	1,615,999

		5,559,152

Real Estate Investment Trusts 5.86%
American Homes 4 Rent(a)(c)(d)(e)	109,600	1,770,040
American Residential Properties, Inc.(a)(c)(d)	34,000	598,740
American Tower Corp.(a)	28,200	2,090,466
Digital Realty Trust, Inc.(a)(b)	47,800	2,538,180
PennyMac Mortgage Investment Trust(a)	31,300	709,884
Redwood Trust, Inc.(a)(b)	58,300	1,147,927
Select Income REIT(a)(c)	18,300	472,140
Two Harbors Investment Corp.(a)(b)	167,200	1,623,512

		10,950,889

Real Estate Management & Development 0.43%
BHG S.A. - Brazil Hospitality Group(d)	84,200	553,152

	Shares	Value
Financials (continued)
Evergrande Real Estate Group, Ltd.	604,421	$252,495

		805,647

Thrifts & Mortgage Finance 2.38%
Nationstar Mortgage Holdings, Inc.(a)(b)(d)	55,100	3,098,273
Ocwen Financial Corp.(a)(d)	24,200	1,349,634

		4,447,907

TOTAL FINANCIALS		41,018,962

Health Care 21.94%
Aetna, Inc.(a)	25,451	1,629,373
Akorn, Inc.(a)(d)	64,800	1,275,264
Alkermes PLC(a)(d)	20,800	699,296
Allergan, Inc.(a)	15,100	1,365,795
Amarin Corp. PLC - ADR(a)(b)(d)	124,342	785,841
Ariad Pharmaceuticals, Inc.(a)(d)	24,800	456,320
Biogen Idec, Inc.(a)(d)	6,400	1,540,864
Boston Scientific Corp.(a)(d)	47,600	558,824
Catamaran Corp.(a)(d)	35,400	1,626,630
Celgene Corp.(a)(d)	6,551	1,008,395
Centene Corp.(a)(b)(d)	44,200	2,827,032
Community Health Systems, Inc.(a)	49,802	2,066,783
Forest Laboratories, Inc.(a)(d)	34,029	1,456,101
Gilead Sciences, Inc.(a)(b)(d)	27,695	1,740,354
HCA Holdings, Inc.(a)(b)	73,577	3,145,417
Health Net, Inc.(a)(d)	29,900	947,830
Ironwood Pharmaceuticals, Inc.(a)(d)	110,000	1,303,500
Jazz Pharmaceuticals PLC(a)(d)	12,213	1,123,230
LifePoint Hospitals, Inc.(a)(b)(d)	19,690	918,145
McKesson Corp.(a)	12,380	1,588,354
Medivation, Inc.(a)(d)	18,600	1,114,884
Merck & Co., Inc.(a)	40,400	1,923,444
Perrigo Co.(a)	14,300	1,764,334
Pfizer, Inc.(a)(b)	98,800	2,836,548
Salix Pharmaceuticals, Ltd.(a)(d)	15,500	1,036,640
Sanofi - ADR	12,853	650,747
Sinopharm Group Co., Ltd. - Class H	281,200	705,547
UnitedHealth Group, Inc.(a)(b)	13,600	973,896
WellPoint, Inc.(a)(b)	23,200	1,939,752

		41,009,140

Industrials 11.48%
Brenntag AG	9,288	1,546,157
Cia de Locacao das Americas(c)	207,700	933,399
Colfax Corp.(a)(d)	13,614	769,055
Covanta Holding Corp.(a)	54,500	1,165,210
Delta Air Lines, Inc.(a)(b)	134,701	3,177,597

Semi-Annual Report | September 30, 2013	9

Statements of Investments	Clough Global Allocation Fund
September 30, 2013 (Unaudited)

	Shares	Value
Industrials (continued)
Empresas ICA SAB de CV(d)	241,609	$513,508
Empresas ICA SAB de CV - ADR(a)(d)	15,930	136,042
Japan Airlines Co., Ltd.	12,300	743,293
LIXIL Group Corp.	39,700	815,446
Marubeni Corp.	49,000	384,841
Mitsubishi Heavy Industries, Ltd.	132,000	756,051
Sensata Technologies Holding NV(a)(b)(d)	43,391	1,660,574
SMC Corp.	1,840	436,905
Sumitomo Corp.	37,672	506,662
TransDigm Group, Inc.(a)(b)	20,193	2,800,769
United Continental Holdings, Inc.(a)(d)	79,773	2,449,829
WABCO Holdings, Inc.(a)(b)(d)	31,468	2,651,494

		21,446,832

Information Technology 11.61%
eBay, Inc.(a)(d)	72,500	4,044,775
FLIR Systems, Inc.(a)	51,800	1,626,520
Google, Inc. - Class A(a)(d)	4,040	3,538,676
Jive Software, Inc.(a)(d)	73,835	922,937
Keyence Corp.	1,450	549,494
Micron Technology, Inc.(a)(d)	63,429	1,108,105
NXP Semiconductor NV(a)(b)(d)	40,152	1,494,056
Omron Corp.	22,597	814,959
Samsung Electronics Co., Ltd.	553	703,423
SanDisk Corp.(a)	27,134	1,614,744
Seagate Technology(a)	24,900	1,089,126
SK Hynix, Inc.(d)	25,760	725,094
Textura Corp.(a)(d)	8,079	348,043
ViaSat, Inc.(a)(b)(d)	36,193	2,307,304
Western Digital Corp.(a)	12,900	817,860

		21,705,116

Materials 3.06%
Berry Plastics Group, Inc.(a)(d)	57,501	1,148,295
Graphic Packaging Holding Co.(a)(d)	153,406	1,313,155
Martin Marietta Materials, Inc.(a)	13,050	1,281,119
WR Grace & Co.(a)(b)(d)	22,500	1,966,500

		5,709,069

TOTAL COMMON STOCKS
(Cost $198,102,256)		225,723,567

	Shares	Value
PREFERRED STOCKS 1.60%
Financials 1.60%
BB&T Corp.(a)
Series F, 5.200%	21,940	$425,417
Series G, 5.200%	38,600	754,630
First Republic Bank, 5.500%(a)	38,600	766,982
US Bancorp, Series H, 5.150%(a)(b)	38,600	810,986
Wells Fargo & Co., Series O, 5.125%(a)	11,189	232,507

		2,990,522

TOTAL PREFERRED STOCKS
(Cost $3,566,355)		2,990,522

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 2.70%
B/E Aerospace, Inc.
04/01/2022, 5.250% (a)	$575,000	573,562
Ball Corp.
11/15/2023, 4.000% (a)	575,000	518,938
Ford Motor Credit Co. LLC
05/09/2016, 1.700%	1,000,000	1,000,733
10/01/2018, 2.875%	750,000	750,875
Lear Corp.
01/15/2023, 4.750% (a)(c)	575,000	536,188
PNC Financial Services Group, Inc.,
Series R, 05/29/2049, 4.850%(a)(f)	750,000	646,875
Provident Bank of Maryland
05/01/2018, 9.500% (a)	1,000,000	1,009,398

TOTAL CORPORATE BONDS
(Cost $5,059,470)		5,036,569

ASSET/MORTGAGE BACKED SECURITIES 0.21%
Small Business Administration Participation Certificates
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)	349,518	394,426

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $349,518)		394,426

GOVERNMENT & AGENCY OBLIGATIONS 4.82%
U.S. Treasury Bonds
08/15/2022, 7.250% (a)	2,620,000	3,651,216
11/15/2028, 5.250% (a)	1,885,000	2,357,722
08/15/2041, 3.750% (a)	2,950,000	2,998,168

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $9,422,067)		9,007,106

10	www.cloughglobal.com

Clough Global Allocation Fund	Statements of Investments
September 30, 2013 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS 13.77%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund - Investor Shares (0.000% 7-day yield)(g)	25,739,416	$25,739,416

TOTAL SHORT-TERM INVESTMENTS
(Cost $25,739,416)		25,739,416

Total Investments - 143.88%
(Cost $242,239,082)		268,891,606

Liabilities in Excess of Other Assets - (43.88%)(h)		(82,004,996)

NET ASSETS - 100.00%		$186,886,610

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value

CALL OPTIONS WRITTEN
Digital Realty Trust, Inc., Expires October, 2013, Exercise Price $60.00	100	$(750)
Forest Laboratories, Inc., Expires November, 2013, Exercise Price $44.00	170	(17,000)
Gilead Sciences, Inc., Expires November, 2013, Exercise Price $65.00	83	(17,181)
Google, Inc., Expires December, 2013, Exercise Price $930.00	20	(30,800)
HCA Holdings, Inc., Expires November, 2013, Exercise Price $44.00	250	(26,875)
Jazz Pharmaceuticals PLC, Expires November, 2013, Exercise Price $100.00	7	(1,330)
McKesson Corp., Expires January, 2014, Exercise Price $140.00	60	(7,350)
Micron Technology, Inc., Expires October, 2013, Exercise Price $18.00	630	(51,030)
Pfizer, Inc., Expires March, 2014, Exercise Price $30.00	500	(35,000)
Under Armour, Inc., Expires November, 2013, Exercise Price $87.50	100	(11,750)

TOTAL CALL OPTIONS WRITTEN (Premiums received $200,020)		$(199,066)

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
COMMON STOCKS (21.43%)
Consumer Discretionary (0.35%)
Sears Holdings Corp.	(11,050)	$(659,022)

Energy (4.64%)
Non-North American Producers (1.43%)
Petroleo Brasileiro S.A. - ADR	(172,092)	(2,665,705)

Refiners (3.21%)
Alon USA Energy, Inc.	(51,800)	(528,878)
Alon USA Partners LP	(30,700)	(378,838)
HollyFrontier Corp.	(26,500)	(1,115,915)
Marathon Petroleum Corp.	(9,200)	(591,744)
Phillips 66	(11,800)	(682,276)
Tesoro Corp.	(18,380)	(808,352)
Valero Energy Corp.	(26,100)	(891,315)
Western Refining, Inc.	(33,400)	(1,003,336)

		(6,000,654)

TOTAL ENERGY		(8,666,359)

Financials (3.90%)
Capital Markets (0.65%)
Deutsche Bank AG	(18,339)	(841,393)
Mediobanca SpA	(53,700)	(374,501)

		(1,215,894)

Commercial Banks (3.25%)
Banco Bilbao Vizcaya Argentaria S.A. - ADR	(7,753)	(86,678)
Banco Bradesco S.A. - ADR	(52,400)	(727,312)
Banco Santander S.A.	(93,741)	(764,456)
Banco Santander S.A. - ADR	(10,351)	(84,568)
Credit Agricole S.A.	(107,144)	(1,181,486)
Itau Unibanco Holding S.A. - ADR	(42,816)	(604,562)
Lloyds Banking Group PLC	(895,532)	(1,066,752)
Societe Generale S.A.	(27,715)	(1,380,913)
UniCredit SpA	(28,300)	(180,402)

		(6,077,129)

TOTAL FINANCIALS		(7,293,023)

Health Care (0.49%)
Waters Corp.	(8,600)	(913,406)

Industrials (3.94%)
Atlas Copco AB - A Shares	(74,336)	(2,176,862)
Caterpillar, Inc.	(39,000)	(3,251,430)
Sandvik AB	(139,719)	(1,930,547)

		(7,358,839)

Information Technology (6.49%)
ARM Holdings PLC - ADR	(11,300)	(543,756)
F5 Networks, Inc.	(23,532)	(2,018,104)

Semi-Annual Report | September 30, 2013	11

Statements of Investments	Clough Global Allocation Fund
September 30, 2013 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
Information Technology (continued)
Hewlett-Packard Co.	(85,500)	$(1,793,790)
Intel Corp.	(119,000)	(2,727,480)
International Business Machines Corp.	(11,166)	(2,067,720)
KLA-Tencor Corp.	(22,300)	(1,356,955)
NVIDIA Corp.	(65,000)	(1,011,400)
Texas Instruments, Inc.	(15,000)	(604,050)

		(12,123,255)

Materials (1.62%)
Alcoa, Inc.	(44,440)	(360,853)
BHP Billiton, Ltd.	(27,839)	(928,200)
Fortescue Metals Group, Ltd.	(102,888)	(455,924)
United States Steel Corp.	(62,466)	(1,286,175)

		(3,031,152)

TOTAL COMMON STOCKS
(Proceeds $38,639,728)		(40,045,056)

EXCHANGE TRADED FUNDS (14.06%)
Health Care Select Sector SPDR® Fund	(10,300)	(520,871)
iShares® MSCI Emerging Markets Index Fund	(36,544)	(1,489,899)
iShares® MSCI Japan Index Fund	(111,900)	(1,332,729)
iShares® Nasdaq Biotechnology ETF	(6,937)	(1,453,995)
iShares® Russell 2000® Index Fund	(82,000)	(8,742,840)
Powershares QQQ ™ Trust Series 1	(54,469)	(4,294,881)
SPDR® S&P 500® ETF Trust	(50,200)	(8,438,620)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $24,093,428)		(26,273,835)

TOTAL SECURITIES SOLD SHORT
(Proceeds $62,733,156)		$(66,318,891)

(a)	Pledged security; a portion or all of the security is pledged as collateral for written options, securities sold short or borrowings as of September 30, 2013. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan as of September 30, 2013.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, these securities had a total value of $7,909,907 or 4.23% of net assets.

(d)	Non-income producing security.
(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2013, these securities had a total value of $1,770,040 or 0.95% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of September 30, 2013.
(g)	Less than 0.0005%.
(h)	Includes cash which is being held as collateral for total return swap contracts.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Unrealized Depreciation
Credit Suisse First Boston	Daqin Railway Co., Ltd.	$382,418	75 Bps + 1-Month LIBOR	LIBOR 1-Month	08/26/2014	$(9,760)
Morgan Stanley	Bharti Infratel, Ltd.	1,535,034	30 Bps + 1D FEDEF	1D FEDEF	12/30/2014	(585,138)
Morgan Stanley	Daqin Railway Co., Ltd.	865,999	55 Bps + 1D FEDEF	1D FEDEF	06/19/2014	(52,300)

		$2,783,451				$(647,198)

See Notes to the Financial Statements.

12	www.cloughglobal.com

Clough Global Equity Fund	Statements of Investments
September 30, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS 130.11%
Consumer Discretionary 42.34%
Allison Transmission Holdings, Inc.(a)(b)(c)	208,863	$5,232,018
Asbury Automotive Group, Inc.(a)(d)	68,718	3,655,798
AutoNation, Inc.(a)(b)(d)	155,527	8,113,844
Beazer Homes USA, Inc.(a)(b)(d)	67,423	1,213,614
BorgWarner, Inc.(a)(b)	22,400	2,271,136
Charter Communications, Inc. - Class A(a)(b)(d)	35,100	4,730,076
Denso Corp.	23,500	1,094,969
Don Quijote Co., Ltd.	25,500	1,595,452
Dongfeng Motor Group Co., Ltd. - Class H	810,000	1,230,263
DR Horton, Inc.(a)	82,377	1,600,585
Expedia, Inc.(a)	58,700	3,040,073
Fifth & Pacific Cos., Inc.(a)(d)	70,158	1,763,071
Fuji Heavy Industries, Ltd.	49,956	1,377,290
GameStop Corp. - Class A(a)(b)	38,700	1,921,455
Geely Automobile Holdings, Ltd.	2,160,000	1,111,206
General Motors Co.(a)(b)(d)	32,800	1,179,816
Great Wall Motor Co., Ltd. - Class H	244,000	1,322,890
Group 1 Automotive, Inc.(a)	55,374	4,301,452
Honda Motor Co., Ltd.	30,030	1,141,076
Imax Corp.(a)(b)(d)	139,495	4,218,329
Lennar Corp. - Class A(a)	51,404	1,819,702
Liberty Global, Inc. - Class A(a)(b)(d)	52,608	4,174,445
Liberty Global, Inc. - Series C(a)(d)	36,700	2,768,281
Liberty Interactive Corp. -Class A(a)(b)(d)	223,986	5,256,951
Liberty Media Corp. - Class A(a)(b)(d)	41,468	6,102,016
Liberty Ventures - Series A(a)(b)(d)	59,134	5,213,845
Lithia Motors, Inc. - Class A(a)	69,929	5,102,020
Man Wah Holdings, Ltd.	1,911,284	2,991,656
Mazda Motor Corp.	280,065	1,245,113
News Corp. - Class A(a)(b)(d)	217,225	3,488,634
Nissan Motor Co., Ltd.	149,200	1,493,594
Orient-Express Hotels, Ltd. - Class A(a)(d)	119,537	1,551,590
Penske Automotive Group, Inc.(a)(b)	109,874	4,694,916
Sally Beauty Holdings, Inc.(a)(b)(d)	120,071	3,141,057
Samsonite International S.A.	1,077,000	3,006,363
Service Corp. International(a)	109,100	2,031,442
Signet Jewelers, Ltd.(a)	24,500	1,755,425
Sirius XM Radio, Inc.(a)(b)	786,300	3,042,981
Sonic Automotive, Inc. - Class A(a)	74,621	1,775,980
Time Warner Cable, Inc.(a)	34,850	3,889,260
Toyota Motor Corp.	32,000	2,041,202
Twenty-First Century Fox, Inc.(a)	69,300	2,321,550

	Shares	Value
Consumer Discretionary (continued)
Under Armour, Inc. - Class A(a)(b)(d)	36,500	$2,899,925
Wyndham Worldwide Corp.(a)(b) 129,600		7,901,712

		131,824,073

Consumer Staples 1.86%
Brasil Pharma S.A.(c)(d)	279,686	986,845
Hengan International Group Co., Ltd.	52,500	613,952
Kirin Holdings Co., Ltd.	125,000	1,817,234
Vinda International Holdings, Ltd.	1,685,222	2,381,417

		5,799,448

Energy 11.46%
Natural Gas Leveraged Exploration & Production 2.05%
Cabot Oil & Gas Corp.(a)(b)	52,400	1,955,568
Range Resources Corp.(a)(b)	18,400	1,396,376
SM Energy Co.(a)	21,900	1,690,461
Southwestern Energy Co.(a)(d)	37,200	1,353,336

		6,395,741

Non-North American Producers 0.71%
InterOil Corp.(a)(b)(d)	30,884	2,202,338

Oil Leveraged Exploration & Production 6.55%
Anadarko Petroleum Corp.(a)(b)	32,338	3,007,111
Denbury Resources, Inc.(d)	47,733	878,764
EOG Resources, Inc.(a)	8,000	1,354,240
Gazprom OAO - ADR	188,865	1,663,901
Gulfport Energy Corp.(a)(b)(d)	70,031	4,505,795
Kodiak Oil & Gas Corp.(a)(d)	157,171	1,895,482
OAO Lukoil - Sponsored ADR	27,381	1,735,955
Oasis Petroleum, Inc.(a)(d)	29,700	1,459,161
Pacific Coast Oil Trust(a)(c)	95,800	1,541,422
Pioneer Natural Resources Co.	6,100	1,151,680
Talisman Energy, Inc.	103,800	1,193,700

		20,387,211

Oil Services & Drillers 1.76%
Dresser-Rand Group, Inc.(a)(d)	30,100	1,878,240
Halliburton Co.(a)	39,500	1,901,925
Weatherford International, Ltd.(a)(b)(d)	109,911	1,684,936

		5,465,101

Semi-Annual Report | September 30, 2013	13

Statements of Investments	Clough Global Equity Fund
September 30, 2013 (Unaudited)

	Shares	Value
Energy (continued)
Tankers 0.39%
Golar LNG, Ltd.(a)(b)	32,139	$1,210,676

TOTAL ENERGY		35,661,067

Financials 24.54%
Capital Markets 1.94%
Daiwa Securities Group, Inc.	317,157	2,839,393
Nomura Holdings, Inc.	298,200	2,320,800
Walter Investment Management Corp.(a)(d)	22,000	869,880

		6,030,073

Commercial Banks 3.13%
Grupo Financiero Banorte SAB de CV - Class O	175,725	1,094,933
Mitsubishi UFJ Financial Group, Inc.	207,500	1,323,592
Mizuho Financial Group, Inc.	861,100	1,865,958
Sberbank of Russia - ADR	144,755	1,744,298
Sumitomo Mitsui Financial Group, Inc.	39,700	1,916,440
Sumitomo Mitsui Trust Holdings, Inc.	364,000	1,796,022

		9,741,243

Diversified Financials 5.68%
Bank of America Corp.(a)(b)	349,187	4,818,781
Citigroup, Inc.(a)(b)	184,234	8,937,191
ING Groep NV(d)	216,569	2,446,722
JPMorgan Chase & Co.(a)	28,900	1,493,841

		17,696,535

Insurance 3.49%
American International Group, Inc.(a)(b)	61,780	3,004,362
Genworth Financial, Inc. - Class A(a)(b)(d)	341,890	4,372,773
Hartford Financial Services Group, Inc.(a)	85,628	2,664,743
National General Holdings Corp.(a)(c)(d)(e)	65,000	828,750

		10,870,628

Real Estate Investment Trusts 6.67%
American Homes 4 Rent(a)(c)(d)(e)	181,300	2,927,995
American Residential Properties, Inc.(a)(c)(d)	56,000	986,160
American Tower Corp.(a)	46,900	3,476,697
Ares Commercial Real Estate Corp.(a)	51,400	638,902
Digital Realty Trust, Inc.(a)(b)	78,900	4,189,590

	Shares	Value
Financials (continued)
PennyMac Mortgage Investment Trust(a)	52,600	$1,192,968
Redwood Trust, Inc.(a)(b)	96,700	1,904,023
Select Income REIT(a)(c)	29,700	766,260
Stonegate Mortgage Corp.(a)(c)(d)(e)	111,111	1,999,998
Two Harbors Investment Corp.(a)(b)	276,900	2,688,699

		20,771,292

Real Estate Management & Development 1.00%
Altisource Residential Corp.	77,100	1,771,758
BHG S.A. - Brazil Hospitality Group(d)	138,714	911,282
Evergrande Real Estate Group, Ltd.	1,003,675	419,282

		3,102,322

Thrifts & Mortgage Finance 2.63%
Nationstar Mortgage Holdings, Inc.(a)(b)(d)	67,200	3,778,656
Ocwen Financial Corp.(a)(d)	45,100	2,515,227
Oritani Financial Corp.(a)	114,300	1,881,378

		8,175,261

TOTAL FINANCIALS		76,387,354

Health Care 22.38%
Aetna, Inc.(a)(b)	42,213	2,702,476
Akorn, Inc.(a)(d)	133,600	2,629,248
Alkermes PLC(a)(d)	34,500	1,159,890
Allergan, Inc.(a)	25,000	2,261,250
Amarin Corp. PLC - ADR(a)(b)(d)	246,492	1,557,829
Ariad Pharmaceuticals, Inc.(a)(d)	41,100	756,240
Biogen Idec, Inc.(a)(d)	10,600	2,552,056
Boston Scientific Corp.(a)(d)	78,400	920,416
Catamaran Corp.(a)(b)(d)	58,700	2,697,265
Celgene Corp.(a)(d)	10,765	1,657,056
Centene Corp.(a)(b)(d)	72,800	4,656,288
Community Health Systems, Inc.(a)	82,541	3,425,452
Forest Laboratories, Inc.(a)(d)	46,712	1,998,807
Gilead Sciences, Inc.(a)(b)(d)	45,783	2,877,004
HCA Holdings, Inc.(a)(b)	125,815	5,378,591
Health Net, Inc.(a)(d)	55,000	1,743,500
Ironwood Pharmaceuticals, Inc.(a)(d)	182,100	2,157,885
Jazz Pharmaceuticals PLC(a)(d)	22,531	2,072,176
LifePoint Hospitals, Inc.(a)(b)(d)	34,585	1,612,699
McKesson Corp.(a)	20,470	2,626,301
Medivation, Inc.(a)(d)	34,200	2,049,948
Merck & Co., Inc.(a)(b)	66,700	3,175,587
Perrigo Co.(a)	23,600	2,911,768

14	www.cloughglobal.com

Clough Global Equity Fund	Statements of Investments
September 30, 2013 (Unaudited)

	Shares	Value
Health Care (continued)
Pfizer, Inc.(a)(b)	183,100	$5,256,801
Salix Pharmaceuticals, Ltd.(a)(d)	25,500	1,705,440
Sanofi - ADR	21,398	1,083,381
Sinopharm Group Co., Ltd. - Class H	480,400	1,205,351
UnitedHealth Group, Inc.(a)(b)	22,500	1,611,225
WellPoint, Inc.(a)(b)	38,600	3,227,346

		69,669,276

Industrials 12.35%
Brenntag AG	15,402	2,563,944
Cia de Locacao das Americas(c)	337,400	1,516,267
Colfax Corp.(a)(d)	22,428	1,266,958
Covanta Holding Corp.(a)	106,700	2,281,246
Delta Air Lines, Inc.(a)(b)	223,326	5,268,260
Empresas ICA SAB de CV(d)	400,359	850,910
Empresas ICA SAB de CV - ADR(a)(d)	26,448	225,866
IHI Corp.	216,044	907,738
Japan Airlines Co., Ltd.	20,400	1,232,779
LIXIL Group Corp.	65,700	1,349,492
Marubeni Corp.	80,000	628,313
Mitsubishi Heavy Industries, Ltd.	219,000	1,254,357
Sensata Technologies Holding NV(a)(b)(d)	78,808	3,015,982
SMC Corp.	2,915	692,162
Sumitomo Corp.	71,215	957,793
TransDigm Group, Inc.(a)(b)	39,894	5,533,298
United Continental Holdings, Inc.(a)(d)	132,246	4,061,275
WABCO Holdings, Inc.(a)(b)(d)	57,476	4,842,928

		38,449,568

Information Technology 12.17%
eBay, Inc.(a)(d)	119,800	6,683,642
FleetCor Technologies, Inc.(a)(d)	11,500	1,266,840
FLIR Systems, Inc.(a)	85,700	2,690,980
Google, Inc. - Class A(a)(d)	6,621	5,799,400
Jive Software, Inc.(a)(d)	138,752	1,734,400
Keyence Corp.	2,550	966,351
Micron Technology, Inc.(a)(d)	105,194	1,837,739
NXP Semiconductor NV(a)(b)(d)	66,308	2,467,321
Omron Corp.	37,445	1,350,450
Samsung Electronics Co., Ltd.	915	1,163,892
SanDisk Corp.(a)	44,885	2,671,106
Seagate Technology(a)	41,100	1,797,714
SK Hynix, Inc.(d)	42,780	1,204,173
Textura Corp.(a)(d)	13,497	581,451
ViaSat, Inc.(a)(b)(d)	67,994	4,334,618

	Shares	Value
Information Technology (continued)
Western Digital Corp.(a)	21,300	$1,350,420

		37,900,497

Materials 3.01%
Berry Plastics Group, Inc.(a)(d)	94,934	1,895,832
Graphic Packaging Holding Co.(a)(d)	249,287	2,133,897
Martin Marietta Materials, Inc.(a)(b)	21,265	2,087,585
WR Grace & Co.(a)(b)(d)	37,300	3,260,020

		9,377,334

TOTAL COMMON STOCKS
(Cost $353,006,491)		405,068,617

	Shares	Value
PREFERRED STOCKS 0.35%
Financials 0.35%
BB&T Corp., Series F, 5.200%(a)	36,580	709,286
Wells Fargo & Co., Series O, 5.125%(a)	18,614	386,799

		1,096,085

TOTAL PREFERRED STOCKS
(Cost $1,112,682)		1,096,085

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 0.73%
Ford Motor Credit Co. LLC 10/01/2018, 2.875%	$1,200,000	1,201,400
PNC Financial Services Group, Inc., Series R, 05/29/2049, 4.850%(a)(f)	1,240,000	1,069,500

TOTAL CORPORATE BONDS
(Cost $2,287,690)		2,270,900

GOVERNMENT & AGENCY OBLIGATIONS 3.53%
U.S. Treasury Bonds
08/15/2022, 7.250% (a)	2,350,000	3,274,946
11/15/2028, 5.250% (a)	2,300,000	2,876,796
08/15/2041, 3.750% (a)	4,750,000	4,827,558

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $11,418,307)		10,979,300

Semi-Annual Report | September 30, 2013	15

Statements of Investments	Clough Global Equity Fund
September 30, 2013 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS 9.28%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund - Investor Shares (0.000% 7-day yield)(g)	28,901,077	$28,901,077

TOTAL SHORT-TERM INVESTMENTS
(Cost $28,901,077)		28,901,077

Total Investments - 144.00%
(Cost $396,726,247)		448,315,979

Liabilities in Excess of Other Assets - (44.00%)(h)		(136,987,554)

NET ASSETS - 100.00%		$311,328,425

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value

CALL OPTIONS WRITTEN
Digital Realty Trust, Inc., Expires October, 2013, Exercise Price $60.00	167	$(1,253)
Forest Laboratories, Inc., Expires November, 2013, Exercise Price $44.00	230	(23,000)
Gilead Sciences, Inc., Expires November, 2013, Exercise Price $65.00	137	(28,359)
Google, Inc., Expires December, 2013, Exercise Price $930.00	30	(46,200)
HCA Holdings, Inc., Expires November, 2013, Exercise Price $44.00	400	(43,000)
Jazz Pharmaceuticals PLC, Expires November, 2013, Exercise Price $100.00	14	(2,660)
McKesson Corp., Expires January, 2014, Exercise Price $140.00	100	(12,250)
Micron Technology, Inc., Expires October, 2013, Exercise Price $18.00	1,050	(85,050)
Pfizer, Inc., Expires March, 2014, Exercise Price $30.00	900	(63,000)
Under Armour, Inc., Expires November, 2013, Exercise Price $87.50	180	(21,150)

TOTAL CALL OPTIONS WRITTEN
(Premiums received $328,254)		$(325,922)

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
COMMON STOCKS (21.38%)
Consumer Discretionary (0.35%)
Sears Holdings Corp.	(18,163)	$(1,083,241)

Energy (4.65%)
Non-North American Producers (1.45%)
Petroleo Brasileiro S.A. - ADR	(291,316)	(4,512,485)

Refiners (3.20%)
Alon USA Energy, Inc.	(85,600)	(873,976)
Alon USA Partners LP	(50,800)	(626,872)
HollyFrontier Corp.	(43,900)	(1,848,629)
Marathon Petroleum Corp.	(15,300)	(984,096)
Phillips 66	(19,600)	(1,133,272)
Tesoro Corp.	(30,295)	(1,332,374)
Valero Energy Corp.	(44,400)	(1,516,260)
Western Refining, Inc.	(55,400)	(1,664,216)

		(9,979,695)

TOTAL ENERGY		(14,492,180)

Financials (3.84%)
Capital Markets (0.64%)
Deutsche Bank AG	(30,147)	(1,383,144)
Mediobanca SpA	(88,700)	(618,589)

		(2,001,733)

Commercial Banks (3.20%)
Banco Bilbao Vizcaya Argentaria
S.A. - ADR	(12,876)	(143,954)
Banco Bradesco S.A. - ADR	(87,000)	(1,207,560)
Banco Santander S.A.	(149,135)	(1,216,193)
Banco Santander S.A. - ADR	(17,117)	(139,846)
Credit Agricole S.A.	(174,070)	(1,919,484)
Itau Unibanco Holding S.A. - ADR	(71,163)	(1,004,822)
Lloyds Banking Group PLC	(1,474,907)	(1,756,899)
Societe Generale S.A.	(45,257)	(2,254,952)
UniCredit SpA	(47,000)	(299,608)

		(9,943,318)

TOTAL FINANCIALS		(11,945,051)

Health Care (0.49%)
Waters Corp.	(14,300)	(1,518,803)

Industrials (3.89%)
Atlas Copco AB -A Shares	(123,082)	(3,604,343)
Caterpillar, Inc.	(64,300)	(5,360,691)
Sandvik AB	(227,648)	(3,145,494)

		(12,110,528)

Information Technology (6.55%)
ARM Holdings PLC - ADR	(18,600)	(895,032)
F5 Networks, Inc.	(38,959)	(3,341,124)

16	www.cloughglobal.com

Clough Global Equity Fund	Statements of Investments
September 30, 2013 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
Information Technology (continued)
Hewlett-Packard Co.	(142,000)	$(2,979,160)
Intel Corp.	(197,500)	(4,526,700)
International Business Machines Corp.	(18,500)	(3,425,830)
KLA-Tencor Corp.	(36,900)	(2,245,365)
NVIDIA Corp.	(107,800)	(1,677,368)
Texas Instruments, Inc.	(32,300)	(1,300,721)

		(20,391,300)

Materials (1.61%)
Alcoa, Inc.	(73,731)	(598,696)
BHP Billiton, Ltd.	(46,121)	(1,537,754)
Fortescue Metals Group, Ltd.	(169,590)	(751,497)
United States Steel Corp.	(103,624)	(2,133,618)

		(5,021,565)

TOTAL COMMON STOCKS
(Proceeds $64,326,833)		(66,562,668)

EXCHANGE TRADED FUNDS (14.20%)
Health Care Select Sector SPDR® Fund	(16,700)	(844,519)
iShares® MSCI Emerging Markets Index Fund	(60,679)	(2,473,883)
iShares® MSCI Japan Index Fund	(185,600)	(2,210,496)
iShares® Nasdaq Biotechnology ETF	(11,493)	(2,408,933)
iShares® Russell 2000® Index Fund	(145,400)	(15,502,548)
Powershares QQQ ™ Trust Series 1	(88,809)	(7,002,589)
SPDR® S&P 500® ETF Trust	(81,750)	(13,742,175)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $40,497,311)		(44,185,143)

TOTAL SECURITIES SOLD SHORT
(Proceeds $104,824,144)		$(110,747,811)

(a)	Pledged security; a portion or all of the security is pledged as collateral for written options, securities sold short or borrowings as of September 30, 2013. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan as of September 30, 2013.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, these securities had a total value of $16,785,715 or 5.39% of net assets.

(d)	Non-income producing security.
(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2013, these securities had a total value of $5,756,743 or 1.85% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of September 30, 2013.
(g)	Less than 0.0005%.
(h)	Includes cash which is being held as collateral for total return swap contracts.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Unrealized Depreciation
Morgan Stanley	Bharti Infratel, Ltd.	$ 2,468,093	30 Bps + 1D FEDEF	1D FEDEF	12/24/2014	$ (940,809)
Morgan Stanley	Daqin Railway Co., Ltd.	2,685,658	55 Bps + 1D FEDEF	1D FEDEF	06/19/2014	(126,880)

		$ 5,153,751				$ (1,067,689)

See Notes to the Financial Statements.

Semi-Annual Report | September 30, 2013	17

Statements of Investments	Clough Global Opportunities Fund
September 30, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS 122.39%
Consumer Discretionary 39.57%
Allison Transmission Holdings, Inc.(a)(b)(c)	506,062	$12,676,853
Asbury Automotive Group, Inc.(a)(d)	174,943	9,306,968
AutoNation, Inc.(a)(d)	396,866	20,704,499
Beazer Homes USA, Inc.(a)(b)(d)	171,781	3,092,058
BorgWarner, Inc.(a)(b)	58,200	5,900,898
Charter Communications, Inc. - Class A(a)(b)(d)	83,000	11,185,080
Denso Corp.	60,900	2,837,601
Don Quijote Co., Ltd.	65,300	4,085,610
Dongfeng Motor Group Co., Ltd. - Class H	2,062,000	3,131,856
DR Horton, Inc.(a)(b)	209,828	4,076,958
Expedia, Inc.(a)(b)	149,300	7,732,247
Fifth & Pacific Cos., Inc.(a)(d)	152,652	3,836,145
Fuji Heavy Industries, Ltd.	127,890	3,525,936
GameStop Corp. - Class A(a)(b)	98,700	4,900,455
Geely Automobile Holdings, Ltd.	5,490,000	2,824,314
General Motors Co.(a)(b)(d)	83,500	3,003,495
Great Wall Motor Co., Ltd. - Class H	622,000	3,372,284
Group 1 Automotive, Inc.(a)(b)	140,971	10,950,627
Honda Motor Co., Ltd.	77,278	2,936,399
Imax Corp.(a)(d)	152,300	4,605,552
Lennar Corp. - Class A(a)(b)	130,835	4,631,559
Liberty Global, Inc. - Class A(a)(b)(d)	119,407	9,474,945
Liberty Global, Inc. - Series C(a)(d)	78,200	5,898,626
Liberty Interactive Corp. - Class A(a)(b)(d)	301,402	7,073,905
Liberty Media Corp. - Class A(a)(b)(d)	89,256	13,134,020
Liberty Ventures - Series A(a)(b)(d)	145,245	12,806,252
Lithia Motors, Inc. - Class A(a)(b)	178,015	12,987,974
Man Wah Holdings, Ltd.	4,912,167	7,688,819
Mazda Motor Corp.	715,437	3,180,690
News Corp. - Class A(a)(b)(d)	554,400	8,903,664
Nissan Motor Co., Ltd.	320,300	3,206,422
Orient-Express Hotels, Ltd. - Class A(a)(b)(d)	227,014	2,946,642
Penske Automotive Group, Inc.(a)(b)	279,881	11,959,315
Sally Beauty Holdings, Inc.(a)(b)(d)	303,983	7,952,195
Samsonite International S.A.	1,136,400	3,172,173
Service Corp. International(a)	262,500	4,887,750
Signet Jewelers, Ltd.(a)	63,400	4,542,610
Sirius XM Radio, Inc.(a)(b)	2,003,000	7,751,610
Sonic Automotive, Inc. - Class A(a)	190,047	4,523,119
Time Warner Cable, Inc.(a)	88,840	9,914,544

	Shares	Value
Consumer Discretionary (continued)
Toyota Motor Corp.	83,600	$5,332,642
Twenty-First Century Fox, Inc.(a)(b)	176,500	5,912,750
Under Armour, Inc. - Class A(a)(b)(d)	91,300	7,253,785
Wyndham Worldwide Corp.(a)(b)	305,200	18,608,044

		308,429,890

Consumer Staples 1.56%
Brasil Pharma S.A.(c)(d)	734,966	2,593,256
Hengan International Group Co., Ltd.	133,000	1,555,345
Kirin Holdings Co., Ltd.	303,000	4,404,975
Vinda International Holdings, Ltd.	2,565,714	3,625,656

		12,179,232

Energy 10.35%
Natural Gas Leveraged Exploration & Production 2.02%
Cabot Oil & Gas Corp.(a)(b)	117,000	4,366,440
Range Resources Corp.(a)(b)	47,800	3,627,542
SM Energy Co.(a)	56,000	4,322,640
Southwestern Energy Co.(a)(d)	94,600	3,441,548

		15,758,170

Non-North American Producers 0.74%
InterOil Corp.(a)(b)(d)	80,594	5,747,158

Oil Leveraged Exploration & Production 5.54%
Anadarko Petroleum Corp.(a)(b)	66,194	6,155,380
Denbury Resources, Inc.(d)	121,431	2,235,545
EOG Resources, Inc.(a)	17,000	2,877,760
Gazprom OAO - ADR	483,702	4,261,415
Gulfport Energy Corp.(a)(b)(d)	151,158	9,725,506
Kodiak Oil & Gas Corp.(a)(b)(d)	352,590	4,252,235
OAO Lukoil - Sponsored ADR	70,125	4,445,925
Oasis Petroleum, Inc.(a)(d)	66,100	3,247,493
Pioneer Natural Resources Co.	15,600	2,945,280
Talisman Energy, Inc.	263,800	3,033,700

		43,180,239

Oil Services & Drillers 1.66%
Dresser-Rand Group, Inc.(a)(b)(d)	78,100	4,873,440
Halliburton Co.(a)(b)	83,100	4,001,265
Weatherford International, Ltd.(a)(b)(d)	264,224	4,050,554

		12,925,259

18	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Investments
September 30, 2013 (Unaudited)

	Shares	Value
Energy (continued)
Tankers 0.39%
Golar LNG, Ltd.(a)(b)	81,252	$3,060,763

TOTAL ENERGY		80,671,589

Financials 22.24%
Capital Markets 1.91%
Daiwa Securities Group, Inc.	802,000	7,180,019
Nomura Holdings, Inc.	716,700	5,577,858
Walter Investment Management Corp.(a)(d)	54,100	2,139,114

		14,896,991

Commercial Banks 3.02%
Grupo Financiero Banorte SAB de CV - Class O	447,444	2,788,000
Mitsubishi UFJ Financial Group, Inc.	461,400	2,943,159
Mizuho Financial Group, Inc.	2,001,700	4,337,577
Sberbank of Russia - ADR	368,822	4,444,305
Sumitomo Mitsui Financial Group, Inc.	92,300	4,455,603
Sumitomo Mitsui Trust Holdings, Inc.	928,000	4,578,870

		23,547,514

Diversified Financials 5.52%
Bank of America Corp.(a)(b)	851,514	11,750,893
Citigroup, Inc.(a)(b)	436,882	21,193,146
ING Groep NV(d)	554,495	6,264,493
JPMorgan Chase & Co.(a)	73,500	3,799,215

		43,007,747

Insurance 3.01%
American International Group, Inc.(a)(b)	146,968	7,147,054
Genworth Financial, Inc. - Class A(a)(b)(d)	742,355	9,494,720
Hartford Financial Services Group, Inc.(a)(b)	218,380	6,795,986

		23,437,760

Real Estate Investment Trusts 5.94%
American Homes 4 Rent(a)(c)(d)(e)	463,700	7,488,755
American Residential Properties, Inc.(a)(c)(d)	145,000	2,553,450
American Tower Corp.(a)	119,400	8,851,122
Digital Realty Trust, Inc.(a)(b)	201,700	10,710,270
PennyMac Mortgage Investment Trust(a)(b)	132,300	3,000,564
Redwood Trust, Inc.(a)(b)	246,000	4,843,740
Select Income REIT(a)(c)	77,000	1,986,600

	Shares	Value
Financials (continued)
Two Harbors Investment Corp.(a)(b)	705,300	$6,848,463

		46,282,964

Real Estate Management & Development 0.43%
BHG S.A. - Brazil Hospitality Group(d)	354,877	2,331,367
Evergrande Real Estate Group, Ltd.	2,551,643	1,065,940

		3,397,307

Thrifts & Mortgage Finance 2.41%
Nationstar Mortgage Holdings, Inc.(a)(b)(d)	232,500	13,073,475
Ocwen Financial Corp.(a)(d)	102,100	5,694,117

		18,767,592

TOTAL FINANCIALS		173,337,875

Health Care 22.24%
Aetna, Inc.(a)(b)	107,462	6,879,717
Akorn, Inc.(a)(d)	274,300	5,398,224
Alkermes PLC(a)(d)	88,000	2,958,560
Allergan, Inc.(a)	63,600	5,752,620
Amarin Corp. PLC - ADR(a)(b)(d)	525,088	3,318,556
Ariad Pharmaceuticals, Inc.(a)(d)	104,600	1,924,640
Biogen Idec, Inc.(a)(b)(d)	27,100	6,524,596
Boston Scientific Corp.(a)(d)	201,500	2,365,610
Catamaran Corp.(a)(b)(d)	149,100	6,851,145
Celgene Corp.(a)(b)(d)	28,140	4,331,590
Centene Corp.(a)(b)(d)	186,900	11,954,124
Community Health Systems, Inc.(a)(b)	210,928	8,753,512
Forest Laboratories, Inc.(a)(b)(d)	144,029	6,163,001
Gilead Sciences, Inc.(a)(b)(d)	116,855	7,343,168
HCA Holdings, Inc.(a)(b)	312,847	13,374,209
Health Net, Inc.(a)(d)	126,200	4,000,540
Ironwood Pharmaceuticals, Inc.(a)(b)(d)	464,300	5,501,955
Jazz Pharmaceuticals PLC(a)(d)	51,325	4,720,360
LifePoint Hospitals, Inc.(a)(b)(d)	83,499	3,893,559
McKesson Corp.(a)(b)	52,300	6,710,090
Medivation, Inc.(a)(b)(d)	78,300	4,693,302
Merck & Co., Inc.(a)(b)	171,000	8,141,310
Perrigo Co.(a)(b)	60,300	7,439,814
Pfizer, Inc.(a)(b)	417,400	11,983,554
Salix Pharmaceuticals, Ltd.(a)(d)	65,100	4,353,888
Sanofi - ADR	54,150	2,741,615
Sinopharm Group Co., Ltd. - Class H	1,186,400	2,976,746
UnitedHealth Group, Inc.(a)(b)	57,300	4,103,253

Semi-Annual Report | September 30, 2013	19

Statements of Investments	Clough Global Opportunities Fund
September 30, 2013 (Unaudited)

	Shares	Value
Health Care (continued)
WellPoint, Inc.(a)(b)	98,100	$8,202,141

		173,355,399

Industrials 11.61%
Brenntag AG	39,200	6,525,555
Cia de Locacao das Americas(c)	871,500	3,916,500
Colfax Corp.(a)(d)	57,324	3,238,233
Covanta Holding Corp.(a)(b)	230,700	4,932,366
Delta Air Lines, Inc.(a)	568,346	13,407,282
Empresas ICA SAB de CV(d)	1,019,764	2,167,373
Empresas ICA SAB de CV - ADR(a)(d)	67,240	574,230
Japan Airlines Co., Ltd.	52,000	3,142,378
LIXIL Group Corp.	167,800	3,446,647
Marubeni Corp.	205,000	1,610,051
Mitsubishi Heavy Industries, Ltd.	556,000	3,184,577
Sensata Technologies Holding NV(a)(b)(d)	183,870	7,036,705
SMC Corp.	7,527	1,787,275
Sumitomo Corp.	157,725	2,121,293
TransDigm Group, Inc.(a)(b)	85,362	11,839,709
United Continental Holdings, Inc.(a)(d)	336,635	10,338,061
WABCO Holdings, Inc.(a)(b)(d)	133,160	11,220,062

		90,488,297

Information Technology 11.73%
eBay, Inc.(a)(d)	305,700	17,055,003
FLIR Systems, Inc.(a)	218,400	6,857,760
Google, Inc. - Class A(a)(b)(d)	16,823	14,735,434
Jive Software, Inc.(a)(b)(d)	311,978	3,899,725
Keyence Corp.	6,350	2,406,404
Micron Technology, Inc.(a)(b)(d)	267,841	4,679,182
NXP Semiconductor NV(a)(b)(d)	169,386	6,302,853
Omron Corp.	95,387	3,440,123
Samsung Electronics Co., Ltd.	2,334	2,968,877
SanDisk Corp.(a)	114,680	6,824,607
Seagate Technology(a)	104,600	4,575,204
SK Hynix, Inc.(d)	108,720	3,060,256
Textura Corp.(a)(d)	34,248	1,475,404
ViaSat, Inc.(a)(b)(d)	151,939	9,686,111
Western Digital Corp.(a)	54,700	3,467,980

		91,434,923

Materials 3.09%
Berry Plastics Group, Inc.(a)(d)	242,550	4,843,724
Graphic Packaging Holding Co.(a)(d)	648,731	5,553,137

	Shares	Value
Materials (continued)
Martin Marietta Materials, Inc.(a)(b)	55,137	$5,412,799
WR Grace & Co.(a)(b)(d)	95,100	8,311,740

		24,121,400

TOTAL COMMON STOCKS
(Cost $827,821,033)		954,018,605

	Shares	Value
PREFERRED STOCKS 0.35%
Financials 0.35%
BB&T Corp., Series F, 5.200%(a)	91,480	1,773,797
Wells Fargo & Co., Series O, 5.125%(a)	46,556	967,434

		2,741,231

TOTAL PREFERRED STOCKS
(Cost $2,782,736)		2,741,231

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 2.64%
B/E Aerospace, Inc.
04/01/2022, 5.250% (a)	$2,425,000	2,418,937
Ball Corp.
11/15/2023, 4.000% (a)	2,425,000	2,188,562
Ford Motor Credit Co. LLC
05/09/2016, 1.700%	4,000,000	4,002,932
10/01/2018, 2.875%	3,050,000	3,053,559
Lear Corp.
01/15/2023, 4.750% (a)(c)	2,425,000	2,261,313
PNC Financial Services Group, Inc.,
Series R, 05/29/2049, 4.850%(a)(f)	3,010,000	2,596,125
Provident Bank of Maryland
05/01/2018, 9.500% (a)	4,000,000	4,037,592

TOTAL CORPORATE BONDS
(Cost $20,648,473)		20,559,020

GOVERNMENT & AGENCY OBLIGATIONS 5.38%
U.S. Treasury Bonds
08/15/2022, 7.250% (a)	12,930,000	18,019,171
11/15/2028, 5.250% (a)	9,150,000	11,444,646
08/15/2041, 3.750% (a)	12,300,000	12,500,834

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $44,030,889)		41,964,651

20	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Investments
September 30, 2013 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS 14.85%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund - Investor Shares (0.000% 7-day yield)(g)	115,752,864	$115,752,864

TOTAL SHORT-TERM INVESTMENTS
(Cost $115,752,864)		115,752,864

Total Investments - 145.61%
(Cost $1,011,035,995)		1,135,036,371

Liabilities in Excess of Other Assets -(45.61%)(h)		(355,535,538)

NET ASSETS -100.00%		$779,500,833

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value

CALL OPTIONS WRITTEN
Digital Realty Trust, Inc., Expires October, 2013, Exercise Price $60.00	438	$(3,285)
Forest Laboratories, Inc., Expires November, 2013, Exercise Price $44.00	700	(70,000)
Gilead Sciences, Inc., Expires November, 2013, Exercise Price $65.00	364	(75,348)
Google, Inc., Expires December, 2013, Exercise Price $930.00	80	(123,200)
HCA Holdings, Inc., Expires November, 2013, Exercise Price $44.00	1,000	(107,500)
Jazz Pharmaceuticals PLC, Expires November, 2013, Exercise Price $100.00	32	(6,080)
McKesson Corp., Expires January, 2014, Exercise Price $140.00	260	(31,850)
Micron Technology, Inc., Expires October, 2013, Exercise Price $18.00	2,600	(210,600)
Pfizer, Inc., Expires March, 2014, Exercise Price $30.00	2,100	(147,000)

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value
CALL OPTIONS WRITTEN (continued)
Under Armour, Inc., Expires November, 2013, Exercise Price $87.50	450	$(52,875)

TOTAL CALL OPTIONS WRITTEN
(Premiums received $834,561)		$(827,738)

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
COMMON STOCKS (21.67%)
Consumer Discretionary (0.36%)
Sears Holdings Corp.	(46,445)	$(2,769,980)

Energy (4.70%)
Non-North American Producers (1.45%)
Petroleo Brasileiro S.A. - ADR	(726,475)	(11,253,097)

Refiners (3.25%)
Alon USA Energy, Inc.	(218,700)	(2,232,927)
Alon USA Partners LP	(129,700)	(1,600,498)
HollyFrontier Corp.	(111,900)	(4,712,109)
Marathon Petroleum Corp.	(39,000)	(2,508,480)
Phillips 66	(49,900)	(2,885,218)
Tesoro Corp.	(77,358)	(3,402,205)
Valero Energy Corp.	(109,900)	(3,753,085)
Western Refining, Inc.	(141,300)	(4,244,652)

		(25,339,174)

TOTAL ENERGY		(36,592,271)

Financials (3.92%)
Capital Markets (0.66%)
Deutsche Bank AG	(77,233)	(3,543,450)
Mediobanca SpA	(226,800)	(1,581,691)

		(5,125,141)

Commercial Banks (3.26%)
Banco Bilbao Vizcaya
Argentaria S.A. - ADR	(32,773)	(366,402)
Banco Bradesco S.A. - ADR	(221,100)	(3,068,868)
Banco Santander S.A.	(381,705)	(3,112,798)
Banco Santander S.A. - ADR	(43,648)	(356,604)
Credit Agricole S.A.	(454,366)	(5,010,332)
Itau Unibanco Holding S.A. - ADR	(180,869)	(2,553,870)
Lloyds Banking Group PLC	(3,661,293)	(4,361,307)
Societe Generale S.A.	(117,621)	(5,860,523)
UniCredit SpA	(119,800)	(763,681)

		(25,454,385)

TOTAL FINANCIALS		(30,579,526)

Semi-Annual Report | September 30, 2013	21

Statements of Investments	Clough Global Opportunities Fund
September 30, 2013 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
Health Care (0.50%)
Waters Corp.	(36,500)	$(3,876,665)

Industrials (3.99%)
Atlas Copco AB - A Shares	(313,911)	(9,192,595)
Caterpillar, Inc.	(164,700)	(13,731,039)
Sandvik AB	(591,007)	(8,166,154)

		(31,089,788)

Information Technology (6.56%)
ARM Holdings PLC - ADR	(47,600)	(2,290,512)
F5 Networks, Inc.	(99,285)	(8,514,681)
Hewlett-Packard Co.	(361,000)	(7,573,780)
Intel Corp.	(502,300)	(11,512,716)
International Business Machines Corp.	(47,055)	(8,713,645)
KLA-Tencor Corp.	(94,200)	(5,732,070)
NVIDIA Corp.	(274,300)	(4,268,108)
Texas Instruments, Inc.	(63,500)	(2,557,145)

		(51,162,657)

Materials (1.64%)
Alcoa, Inc.	(187,743)	(1,524,473)
BHP Billiton, Ltd.	(117,293)	(3,910,752)
Fortescue Metals Group, Ltd.	(434,439)	(1,925,112)
United States Steel Corp.	(263,995)	(5,435,657)

		(12,795,994)

TOTAL COMMON STOCKS
(Proceeds $162,981,704)		(168,866,881)

EXCHANGE TRADED FUNDS (14.10%)
Health Care Select Sector SPDR® Fund	(42,900)	(2,169,453)
iShares® MSCI Emerging Markets Index Fund	(154,573)	(6,301,941)
iShares® MSCI Japan Index Fund	(473,300)	(5,637,003)
iShares® Nasdaq Biotechnology ETF	(29,279)	(6,136,879)
iShares® Russell 2000® Index Fund	(336,100)	(35,834,982)
Powershares QQQ ™ Trust Series 1	(229,861)	(18,124,540)
SPDR® S&P 500® ETF Trust	(212,450)	(35,712,845)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $100,836,239)		(109,917,643)

TOTAL SECURITIES SOLD SHORT
(Proceeds $263,817,943)		$(278,784,524)

(a)	Pledged security; a portion or all of the security is pledged as collateral for written options, securities sold short or borrowings as of September 30, 2013. (See Note 1 and Note 6)
(b)	Loaned security; a portion or all of the security is on loan as of September 30, 2013.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, these securities had a total value of $33,476,727 or 4.29% of net assets.

(d)	Non-income producing security.
(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2013, these securities had a total value of $7,488,755 or 0.96% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of September 30, 2013.
(g)	Less than 0.0005%.
(h)	Includes cash which is being held as collateral for total return swap contracts.

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Investments
September 30, 2013 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Unrealized Depreciation
Credit Suisse First Boston	Daqin Railway Co., Ltd.	$1,618,020	75 Bps + 1-Month LIBOR	LIBOR 1-Month	08/26/2014	$(41,297)
Morgan Stanley	Bharti Infratel, Ltd.	6,471,229	30 Bps + 1D FEDEF	1D FEDEF	12/30/2014	(2,466,760)
Morgan Stanley	Daqin Railway Co., Ltd.	3,664,039	55 Bps + 1D FEDEF	1D FEDEF	06/19/2014	(221,281)

		$11,753,288				$(2,729,338)

See Notes to the Financial Statements.

Semi-Annual Report | September 30, 2013	23

Statements of Investments	Clough Global Funds
September 30, 2013 (Unaudited)

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bps - Basis Points

ETF - Exchange Traded Fund

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

OAO - Otkrytoe Aktsionernoe Obschestvo (a Russian open joint stock corporation)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa` Per Azioni is an Italian shared company

SAB de CV - Sociedad Anonima de Capital Variable (Spanish Variable Capital Company)

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to the Financial Statements.

24	www.cloughglobal.com

Clough Global Funds	Statements of Assets and Liabilities
September 30, 2013 (Unaudited)

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)	$268,891,606	$448,315,979	$1,135,036,371
Cash	3,504,051	2,654,487	19,082,151
Foreign Currency, at value (Cost $3,079, $5,023 and $12,880)	3,078	5,021	12,867
Deposit with broker for written options and securities sold short	68,309,344	114,132,035	282,662,289
Deposit with broker for total return swap contracts	2,648,771	5,133,742	11,203,571
Dividends receivable	352,041	494,841	1,286,443
Interest receivable	175,000	116,847	735,180
Receivable for investments sold	5,810,516	9,367,970	25,251,495

Total Assets	349,694,407	580,220,922	1,475,270,367

LIABILITIES:

Loan payable	89,800,000	147,000,000	388,900,000
Interest due on loan payable	9,963	16,308	43,145
Securities sold short (Proceeds $62,733,156, $104,824,144 and $263,817,943)	66,318,891	110,747,811	278,784,524
Written options, at value (Premiums received $200,020, $328,254 and $834,561)	199,066	325,922	827,738
Payable for investments purchased	5,433,975	8,967,565	22,421,901
Unrealized depreciation on total return swap contracts	647,198	1,067,689	2,729,338
Payable for total return swap contracts payments	10,227	18,638	43,192
Dividends payable - short sales	69,121	112,881	292,239
Interest payable - margin account	37,240	62,009	156,642
Accrued investment advisory fee	196,666	419,234	1,185,936
Accrued administration fee	80,071	149,061	379,500
Accrued trustees fee	5,089	5,089	5,089
Other payables and accrued expenses	290	290	290

Total Liabilities	162,807,797	268,892,497	695,769,534

Net Assets	$186,886,610	$311,328,425	$779,500,833

Cost of Investments	$242,239,082	$396,726,247	$1,011,035,995

COMPOSITION OF NET ASSETS:

Paid-in capital	$166,087,962	$266,419,905	$733,569,470
Overdistributed net investment income	(8,455,205)	(14,876,743)	(40,753,113)
Accumulated net realized gain/(loss) on investment securities, written options, securities sold short, total return swap contracts and foreign currency transactions	6,833,640	15,185,103	(19,625,405)
Net unrealized appreciation in value of investment securities, written options, securities sold short, total return swap contracts and translation of assets and liabilities denominated in foreign currency	22,420,213	44,600,160	106,309,881

Net Assets	$186,886,610	$311,328,425	$779,500,833

Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606	17,840,705	51,736,859

Net assets value per share	$17.91	$17.45	$15.07

See Notes to the Financial Statements.

Semi-Annual Report | September 30, 2013	25

Statements of Operations	Clough Global Funds
For the Six Months Ended September 30, 2013 (Unaudited)

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $26,295, $44,916 and $111,234)	$1,723,710	$3,156,485	$7,039,397
Interest on investment securities	271,108	218,175	1,111,892
Hypothecated securities income (See Note 6)	98,860	167,017	438,275

Total Income	2,093,678	3,541,677	8,589,564

EXPENSES:

Investment advisory fee	1,222,122	2,600,193	7,369,020
Administration fee	497,578	924,513	2,358,086
Interest on loan	464,792	760,851	2,012,890
Interest expense - margin account	198,034	334,127	833,501
Trustees fee	68,567	68,567	68,567
Dividend expense - short sales	816,184	1,367,981	3,441,610
Other expenses	880	886	980

Total Expenses	3,268,157	6,057,118	16,084,654

Net Investment Loss	(1,174,479)	(2,515,441)	(7,495,090)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	7,725,541	15,222,653	37,765,618
Securities sold short	(3,760,790)	(6,163,631)	(15,880,764)
Written options	–	–	(1,141,278)
Total return swap contracts	(328,501)	(638,611)	(1,391,172)
Foreign currency transactions	(439,707)	(738,304)	(1,866,135)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	12,177,206	23,519,280	49,775,064
Securities sold short	(2,284,649)	(3,856,005)	(9,463,361)
Written options	954	2,332	6,823
Total return swap contracts	(78,664)	132,266	(327,973)
Translation of assets and liabilities denominated in foreign currencies	1,200	1,878	5,145

Net gain on investment securities, securities sold short, written options, total return swap contracts and foreign currency transactions	13,012,590	27,481,858	57,481,967

Net Increase in Net Assets Attributable to Common Shares from Operations	$11,838,111	$24,966,417	$49,986,877

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Funds	Statements of Changes in Net Assets

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	For the Six Months Ended September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Six Months Ended September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Six Months Ended September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(1,174,479)	$(69,712)	$(2,515,441)	$(983,944)	$(7,495,090)	$(4,407,866)
Net realized gain/(loss) from:
Investment securities	7,725,541	24,958,582	15,222,653	40,944,160	37,765,618	85,789,337
Securities sold short	(3,760,790)	3,273,485	(6,163,631)	5,058,198	(15,880,764)	14,018,291
Written options	–	1,756,731	–	2,891,304	(1,141,278)	7,011,300
Total return swap contracts	(328,501)	(112,013)	(638,611)	(174,134)	(1,391,172)	(473,796)
Foreign currency transactions	(439,707)	(736,407)	(738,304)	(1,185,512)	(1,866,135)	(3,066,474)
Net change in unrealized appreciation/(depreciation) on investment securities, written options, securities sold short, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	9,816,047	(5,360,201)	19,799,751	(6,206,717)	39,995,698	(1,756,094)

Net Increase in Net Assets From Operations	11,838,111	23,710,465	24,966,417	40,343,355	49,986,877	97,114,698

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(6,260,763)	(9,391,145)	(10,347,609)	(15,521,413)	(27,937,903)	(55,875,807)
Net realized gains	–	(3,130,382)	–	(5,173,804)	–	–

Net Decrease in Net Assets from Distributions	(6,260,763)	(12,521,527)	(10,347,609)	(20,695,217)	(27,937,903)	(55,875,807)

Net Increase in Net Assets Attributable to Common Shares	5,577,348	11,188,938	14,618,808	19,648,138	22,048,974	41,238,891

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	181,309,262	170,120,324	296,709,617	277,061,479	757,451,859	716,212,968

End of period*	$186,886,610	$181,309,262	$311,328,425	$296,709,617	$779,500,833	$757,451,859

*Includes Overdistributed Net Investment Income of:	$(8,455,205)	$(1,019,963)	$(14,876,743)	$(2,013,693)	$(40,753,113)	$(5,320,120)

See Notes to the Financial Statements.

Semi-Annual Report | September 30, 2013	27

Statements of Cash Flows	Clough Global Funds
For the Six Months Ended September 30, 2013 (Unaudited)

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$11,838,111	$24,966,417	$49,986,877
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(208,476,734)	(327,034,218)	(866,653,977)
Proceeds from disposition of investment securities	230,695,426	364,847,214	977,373,030
Proceeds from securities sold short transactions	113,264,051	188,648,834	477,602,016
Cover securities sold short transactions	(119,890,298)	(201,267,340)	(506,736,588)
Premiums received from written options transactions	200,020	328,254	1,040,481
Premiums paid on closing written options transactions	–	–	(1,347,197)
Purchased options transactions	–	–	(538,075)
Proceeds from purchased options transactions	–	–	3,050,405
Net purchases of short-term investment securities	(6,052,012)	(13,671,316)	(38,569,388)
Net realized gain from investment securities	(7,725,541)	(15,222,653)	(37,765,618)
Net realized loss on securities sold short	3,760,790	6,163,631	15,880,764
Net realized loss on written options	–	–	1,141,278
Net realized loss on total return swap contracts	328,501	638,611	1,391,172
Net realized loss on foreign currency transactions	439,707	738,304	1,866,135
Net change in unrealized appreciation on investment securities, securities sold short, written options, total return swap contracts and translation of assets and liabilities denominated in foreign currencies	(9,816,047)	(19,799,751)	(39,995,698)
Net payments on total return swap contracts	(328,501)	(638,611)	(1,391,172)
Premium amortization	204,408	185,932	928,912
Discount accretion	(3,028)	(738)	(12,115)
Decrease in deposits with brokers for securities sold short, written options and total return swap contracts	1,964,763	5,051,263	11,978,798
Increase in dividends receivable	(149,996)	(126,931)	(434,292)
Decrease in interest receivable	190,746	321,548	1,001,043
Decrease in due to custodian	(602,714)	(1,008,842)	(2,452,399)
Decrease in interest due on loan payable	(2,918)	(4,778)	(12,641)
Increase in payable for total return swap contracts payments	10,227	18,638	43,192
Increase in dividends payable - short sales	39,844	65,307	168,313
Increase in interest payable - margin account	6,484	19,512	26,330
Decrease in accrued investment advisory fee	(5,114)	(8,619)	(19,266)
Decrease in accrued administration fee	(2,082)	(3,065)	(6,164)
Increase in accrued trustees fee	118	118	118
Increase in other payables	250	250	225

Net cash provided by operating activities	9,888,461	13,206,971	47,544,499

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(6,260,763)	(10,347,609)	(27,937,903)

Net cash used in financing activities	(6,260,763)	(10,347,609)	(27,937,903)

Effect of exchange rates on cash	(129,202)	(213,871)	(548,037)

Cash and foreign currency, beginning of period	$8,633	$14,017	$36,459
Cash and foreign currency, end of period	$3,507,129	$2,659,508	$19,095,018

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$467,710	$765,629	$2,025,531

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Allocation Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six Months Ended September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.38	$16.30	$18.35	$16.90	$13.24	$21.60

Income from investment operations:
Net investment income/(loss)	(0.11)*	(0.01)*	0.26*	0.38*	0.32*	0.30*
Net realized and unrealized gain/(loss) on investments	1.24	2.29	(1.11)	2.27	4.44	(7.05)
Distributions to preferred shareholders from:
Net investment income	–	–	–	–	–	(0.05)

Total Income from Investment Operations	1.13	2.28	(0.85)	2.65	4.76	(6.80)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.60)	(0.90)	(1.20)	(1.20)	(0.46)	(0.81)
Net realized gains	–	(0.30)	–	–	–	(0.31)
Tax return of capital	–	–	–	–	(0.64)	(0.44)

Total Distributions to Common Shareholders	(0.60)	(1.20)	(1.20)	(1.20)	(1.10)	(1.56)

Net asset value - end of period	$17.91	$17.38	$16.30	$18.35	$16.90	$13.24

Market price - end of period	$15.25	$15.07	$13.94	$16.24	$15.92	$10.68

Total Investment Return - Net Asset Value:(1)	7.12%	16.19%	(3.48)%	17.30%	38.14%	(32.20)%
Total Investment Return - Market Price:(1)	5.19%	17.81%	(6.73)%	10.20%	61.32%	(37.50)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$186,887	$181,309	$170,120	$191,502	$176,317	$138,185
Ratios to average net assets attributable to common shareholders:
Total expenses	3.56%(2)	3.24%	3.05%	2.87%	3.22%	3.35%(3)
Total expenses excluding interest expense and dividends on short sales expense	1.95%(2)	1.93%	1.80%	1.74%	1.88%	2.76%(3)
Net investment income/(loss)	(1.28)%(2)	(0.04)%	1.61%	2.28%	1.96%	1.73%(3)
Preferred share dividends	N/A	N/A	N/A	N/A	N/A	0.30%
Portfolio turnover rate	84%	250%	192%	172%	115%	233%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$89,800	$89,800	$89,800	$89,800	$89,800	$60,200
Asset Coverage Per $1,000 (000s)	$3,081	$3,019	$2,894	$3,133	$2,963	$3,295

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.

See Notes to the Financial Statements.

Semi-Annual Report | September 30, 2013	29

Financial Highlights	Clough Global Equity Fund
For a share outstanding throughout the periods indicated

	For the Six Months Ended September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.63	$15.53	$17.62	$16.29	$12.28	$20.88

Income from investment operations:
Net investment income/(loss)	(0.14)*	(0.06)*	0.21*	0.30*	0.22*	0.16*
Net realized and unrealized gain/(loss) on investments	1.54	2.32	(1.14)	2.19	4.82	(7.21)
Distributions to preferred shareholders from:
Net investment income	–	–	–	–	–	(0.03)

Total Income from Investment Operations	1.40	2.26	(0.93)	2.49	5.04	(7.08)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.58)	(0.87)	(1.14)	(1.16)	(0.39)	(0.24)
Net realized gains	–	(0.29)	–	–	–	(0.48)
Tax return of capital	–	–	(0.02)	–	(0.64)	(0.80)

Total Distributions to Common Shareholders	(0.58)	(1.16)	(1.16)	(1.16)	(1.03)	(1.52)

Net asset value - end of period	$17.45	$16.63	$15.53	$17.62	$16.29	$12.28

Market price - end of period	$15.03	$14.70	$13.09	$15.37	$14.33	$9.77

Total Investment Return - Net Asset Value:(1)	9.05%	16.90%	(4.08)%	17.05%	43.62%	(34.55)%
Total Investment Return - Market Price:(1)	6.26%	22.60%	(7.32)%	16.07%	58.80%	(39.60)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$311,328	$296,710	$277,061	$314,355	$290,577	$219,059
Ratios to average net assets attributable to common shareholders:
Total expenses	4.00%(2)	3.67%	3.43%	3.23%	3.57%	3.81%(3)
Total expenses excluding interest expense and dividends on short sales expense	2.37%(2)	2.35%	2.18%	2.10%	2.25%	2.26%(3)
Net investment income/(loss)	(1.66)%(2)	(0.37)%	1.34%	1.87%	1.43%	0.95%(3)
Preferred share dividends	N/A	N/A	N/A	N/A	N/A	0.20%
Portfolio turnover rate	78%	250%	183%	173%	116%	207%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$147,000	$147,000	$147,000	$147,000	$147,000	$98,200
Asset Coverage Per $1,000 (000s)	$3,118	$3,018	$2,885	$3,138	$2,977	$3,231

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six Months Ended September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.64	$13.84	$15.72	$14.68	$11.55	$19.03
Income from investment operations:
Net investment income/(loss)	(0.14)*	(0.09)*	0.14*	0.25*	0.17*	0.12*
Net realized and unrealized gain/(loss) on investments	1.11	1.97	(0.94)	1.87	3.94	(6.20)
Distributions to preferred shareholders from:
Net investment income	–	–	–	–	–	(0.04)
Total Income from Investment Operations	0.97	1.88	(0.80)	2.12	4.11	(6.12)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.54)	(1.08)	(1.05)	(1.08)	(0.29)	(0.06)
Net realized gains	–	–	–	–	–	(0.03)
Tax return of capital	–	–	(0.03)	–	(0.69)	(1.27)
Total Distributions to Common Shareholders	(0.54)	(1.08)	(1.08)	(1.08)	(0.98)	(1.36)

CAPITAL SHARE TRANSACTIONS:
Preferred share offering costs and sales load charged to paid-in capital	–	–	–	–	–	0.00(1)
Total Capital Share Transactions	–	–	–	–	–	0.00(1)
Net asset value - end of period	$15.07	$14.64	$13.84	$15.72	$14.68	$11.55

Market price - end of period	$12.87	$12.87	$11.78	$13.85	$13.04	$9.20

Total Investment Return - Net Asset Value:(2)	7.26%	15.87%	(3.88)%	16.21%	37.93%	(32.68)%
Total Investment Return - Market Price:(2)	4.20%	19.67%	(7.14)%	15.27%	53.82%	(37.48)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$779,501	$757,452	$716,213	$813,178	$759,601	$597,605
Ratios to average net assets attributable to common shareholders:
Total expenses	4.21%(3)	3.86%	3.61%	3.40%	3.72%	3.84%(4)
Total expenses excluding interest expense and dividends on short sales expense	2.56%(3)	2.52%	2.35%	2.25%	2.39%	2.38%(4)
Net investment income/(loss)	(1.96)%(3)	(0.64)%	1.04%	1.74%	1.19%	0.80%(4)
Preferred share dividends	N/A	N/A	N/A	N/A	N/A	0.23%
Portfolio turnover rate	84%	241%	193%	171%	115%	224%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$388,900	$388,900	$388,900	$388,900	$388,900	$239,500
Asset Coverage Per $1,000 (000s)	$3,004	$2,948	$2,842	$3,091	$2,953	$3,495

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Ratios do not reflect dividend payments to preferred shareholders.

See Notes to the Financial Statements.

Semi-Annual Report | September 30, 2013	31

Notes to Financial Statements	Clough Global Funds
September 30, 2013 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund, (each, a “Fund” and collectively, the “Funds”) are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004 and January 25, 2005, respectively for Clough Global Allocation Fund and Clough Global Equity Fund and an Agreement and Declaration of Trust dated January 12, 2006 for Clough Global Opportunities Fund. Each Fund is a non-diversified series with an investment objective to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees may authorize separate Classes of shares of beneficial interest.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE” or the “Exchange”) on September 30, 2013.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security. As of September 30, 2013, there were no fair valued securities.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

32	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
September 30, 2013 (Unaudited)

The following is a summary of the inputs used as of September 30, 2013 in valuing each Fund’s investments carried at value. The Funds recognize transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the six months ended September 30, 2013.

Clough Global Allocation Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$72,945,409	$–	$–	$72,945,409
Consumer Staples	2,866,777	–	–	2,866,777
Energy	19,022,262	–	–	19,022,262
Financials	39,248,922	1,770,040	–	41,018,962
Health Care	41,009,140	–	–	41,009,140
Industrials	21,446,832	–	–	21,446,832
Information Technology	21,705,116	–	–	21,705,116
Materials	5,709,069	–	–	5,709,069
Preferred Stocks	2,990,522	–	–	2,990,522
Corporate Bonds	–	5,036,569	–	5,036,569
Asset/Mortgage Backed Securities	–	394,426	–	394,426
Government & Agency Obligations	9,007,106	–	–	9,007,106
Short-Term Investments	25,739,416	–	–	25,739,416
TOTAL	$261,690,571	$7,201,035	$–	$268,891,606

Other Financial Instruments
Liabilities
Written Options	$(199,066)	$–	$–	$(199,066)
Securities Sold Short	(66,318,891)	–	–	(66,318,891)
Total Return Swap Contracts**	–	(647,198)	–	(647,198)
TOTAL	$(66,517,957)	$(647,198)	$–	$(67,165,155)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$131,824,073	$–	$–	$131,824,073
Consumer Staples	5,799,448	–	–	5,799,448
Energy	35,661,067	–	–	35,661,067
Financials	70,630,611	5,756,743	–	76,387,354
Health Care	69,669,276	–	–	69,669,276
Industrials	38,449,568	–	–	38,449,568
Information Technology	37,900,497	–	–	37,900,497
Materials	9,377,334	–	–	9,377,334
Preferred Stocks	1,096,085	–	–	1,096,085
Corporate Bonds	–	2,270,900	–	2,270,900
Government & Agency Obligations	10,979,300	–	–	10,979,300
Short-Term Investments	28,901,077	–	–	28,901,077
TOTAL	$440,288,336	$8,027,643	$–	$448,315,979

Other Financial Instruments
Liabilities
Written Options	$(325,922)	$–	$–	$(325,922)
Securities Sold Short	(110,747,811)	–	–	(110,747,811)
Total Return Swap Contracts**	–	(1,067,689)	–	(1,067,689)
TOTAL	$(111,073,733)	$(1,067,689)	$–	$(112,141,422)

Semi-Annual Report | September 30, 2013	33

Notes to Financial Statements	Clough Global Funds
September 30, 2013 (Unaudited)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$308,429,890	$–	$–	$308,429,890
Consumer Staples	12,179,232	–	–	12,179,232
Energy	80,671,589	–	–	80,671,589
Financials	165,849,120	7,488,755	–	173,337,875
Health Care	173,355,399	–	–	173,355,399
Industrials	90,488,297	–	–	90,488,297
Information Technology	91,434,923	–	–	91,434,923
Materials	24,121,400	–	–	24,121,400
Preferred Stocks	2,741,231	–	–	2,741,231
Corporate Bonds	–	20,559,020	–	20,559,020
Government & Agency Obligations	41,964,651	–	–	41,964,651
Short-Term Investments	115,752,864	–	–	115,752,864
TOTAL	$1,106,988,596	$28,047,775	$–	$1,135,036,371

Other Financial Instruments
Liabilities
Written Options	$(827,738)	$–	$–	$(827,738)
Securities Sold Short	(278,784,524)	–	–	(278,784,524)
Total Return Swap Contracts**	–	(2,729,338)	–	(2,729,338)
TOTAL	$(279,612,262)	$(2,729,338)	$–	$(282,341,600)

*	For detailed industry descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “advisor”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

For the period ended September 30, 2013, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with all other foreign currency realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

34	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
September 30, 2013 (Unaudited)

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable or a payable and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short. The market value of securities held as collateral for securities sold short as of September 30, 2013, was $25,337,886, $44,564,694 and $88,804,368 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred on the Funds for the six months ended September 30, 2013 is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds as of September 30, 2013 are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Semi-Annual Report | September 30, 2013	35

Notes to Financial Statements	Clough Global Funds
September 30, 2013 (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The interest incurred on the Funds for the six months ended September 30, 2013 is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds as of September 30, 2013 are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the six months ended September 30, 2013 was as follows:

Clough Global Allocation Fund

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2013	–	$–	–	$–
Positions opened	1,920	200,020	–	–
Outstanding, September 30, 2013	1,920	$200,020	–	$–

Value, September 30, 2013		$(199,066)		$–

Clough Global Equity Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2013	–	$–	–	$–
Positions opened	3,208	328,254	–	–
Outstanding, September 30, 2013	3,208	$328,254	–	$–

Value, September 30, 2013		$(325,922)		$–

Clough Global Opportunities Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2013	–	$–	–	$–
Positions opened	10,024	1,040,481	–	–
Closed	(2,000)	(205,920)	–	–
Outstanding, September 30, 2013	8,024	$834,561	–	$–

Value, September 30, 2013		$(827,738)		$–

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
September 30, 2013 (Unaudited)

Swaps: During the period each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the six months ended September 30, 2013, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Each Fund held no rights or warrants at the end of the period.

The effect on derivatives instruments on each Fund’s Statements of Assets and Liabilities as of September 30, 2013:

	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Allocation Fund
Equity Contracts (Written Options)	Written Options, at value	$(199,066)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(647,198)
Total		$(846,264)

Clough Global Equity Fund
Equity Contracts (Written Options)	Written Options, at value	$(325,922)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(1,067,689)
Total		$(1,393,611)

Clough Global Opportunities Fund
Equity Contracts (Written Options)	Written Options, at value	$(827,738)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(2,729,338)
Total		$(3,557,076)

Semi-Annual Report | September 30, 2013	37

Notes to Financial Statements	Clough Global Funds
September 30, 2013 (Unaudited)

The effect of derivatives instruments on each Fund’s Statements of Operations for the six months ended September 30, 2013:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Apprecation/ (Deprecation) on Derivatives Recognized in Income
Clough Global Allocation Fund
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized/(deprecation) on written option contracts	$–	$954
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(deprecation) on total return swap contracts	(328,501)	(78,664)
Total		$(328,501)	$(77,710)

Clough Global Equity Fund
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized/(deprecation) on written option contracts	$–	$2,332
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(deprecation) on total return swap contracts	(638,611)	132,266
Total		$(638,611)	$134,598

Clough Global Opportunities Fund
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized/(deprecation) on written option contracts	$(1,141,278)	$6,823
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(deprecation) on total return swap contracts	(1,391,172)	(327,973)
Equity Contracts (Purchased Options)	Net realized loss on investment securities/Net change in unrealized/(depreciation) on investment securities	1,825,926	(66,096)
Total		$(706,524)	$(387,246)

The average purchased and written option contracts volume and the average purchased and written option contracts notional volume during the six months ended September 30, 2013 is noted below for each of the Funds.

Fund	Average Purchased Option Contract Volume	Average Purchased Option Contract Notional Volume	Average Written Option Contract Volume	Average Written Option
Clough Global Allocation Fund	–	$–	320	$1,460,894
Clough Global Equity Fund	–	$–	535	$2,388,281
Clough Global Opportunities Fund	1,000	$4,141,667	2,337	$10,252,898

The average total return swap contracts volume and the average total return swap contracts notional volume during the six months ended September 30, 2013 is noted below for each of the Funds.

Fund	Average Swap Contract Notional Volume
Clough Global Allocation Fund	$ 3,096,439
Clough Global Equity Fund	$ 5,669,446
Clough Global Opportunities Fund	$ 13,079,591

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
September 30, 2013 (Unaudited)

Clough Global Allocation Fund

Offsetting of Derivatives Liabilities

September 30, 2013

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Cash Collateral Pledged	Net Amount
Total Return Swap Contracts	$(647,198)	$–	$(647,198)	$–	$647,198	$–
Total	$(647,198)	$–	$(647,198)	$–	$647,198	$–

Clough Global Equity Fund

Offsetting of Derivatives Liabilities

September 30, 2013

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Cash Collateral Pledged	Net Amount
Total Return Swap Contracts	$(1,067,689)	$–	$(1,067,689)	$–	$1,067,689	$–
Total	$(1,067,689)	$–	$(1,067,689)	$–	$1,067,689	$–

Clough Global Opportunities Fund

Offsetting of Derivatives Liabilities

September 30, 2013

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments	Cash Collateral Pledged	Net Amount
Total Return Swap Contracts	$(2,729,338)	$–	$(2,729,338)	$–	$2,729,338	$–
Total	$(2,729,338)	$–	$(2,729,338)	$–	$2,729,338	$–

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the six months ended September 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Semi-Annual Report | September 30, 2013	39

Notes to Financial Statements	Clough Global Funds
September 30, 2013 (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Funds to be subject to larger short-term declines in value.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity. At September 30, 2013, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund each had a significant concentration of their investment securities in companies based in the United States – 91.84%, 89.21% and 93.03% of net assets, respectively.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

New Accounting Pronouncement: In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on the financial statements.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during year ended March 31, 2013 were as follows:

Distributions Paid From:	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Ordinary Income	$9,391,145	$15,521,413	$55,875,807
Long-Term Capital Gains	3,130,382	5,173,804	–
Total	$12,521,527	$20,695,217	$55,875,807

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
September 30, 2013 (Unaudited)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of September 30, 2013, were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)	$30,053,133	$57,128,420	$135,616,411
Gross depreciation (excess of tax cost over value)	(4,602,575)	(7,418,689)	(16,786,893)
Net unrealized appreciation	$25,450,558	$49,709,731	$118,829,518
Cost of investments for income tax purposes	$243,441,048	$398,606,248	$1,016,206,853

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

Transactions in common shares were as follows:

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013	For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013	For the Six Months Ended September 30, 2013	For the Year Ended March 31, 2013
Common Shares Outstanding - beginning of period	10,434,606	10,434,606	17,840,705	17,840,705	51,736,859	51,736,859
Common Shares Issued as reinvestment of dividends	–	–	–	–	–	–
Common Shares Outstanding - end of period	10,434,606	10,434,606	17,840,705	17,840,705	51,736,859	51,736,859

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended September 30, 2013, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Allocation Fund	$183,077,738	$176,479,361	$19,112,736	$49,843,282
Clough Global Equity Fund	300,418,410	306,950,746	20,182,830	54,068,600
Clough Global Opportunities Fund	768,823,063	764,679,422	88,941,314	214,154,485

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285%, 0.32%, and 0.32% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, interest on margin accounts, interest on loans, dividends on short sales, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

In January 2009, each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”), as amended in September 2012, with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed each Fund to borrow funds. Each Fund is currently borrowing the maximum commitment covered by the agreement. Borrowings under the Agreement are secured by assets of each Fund that are held by a Fund’s custodian in a separate account (the “pledged collateral”) valued at $175,679,092, $297,272,507 and $753,985,814 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount

Semi-Annual Report | September 30, 2013	41

Notes to Financial Statements	Clough Global Funds
September 30, 2013 (Unaudited)

would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.75% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. For the six months ended September 30, 2013 the average borrowings outstanding for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $89,800,000, $147,000,000 and $388,900,000, respectively, and the average interest rate for the borrowings was 1.02%. As of September 30, 2013, the outstanding borrowings for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $89,800,000, $147,000,000 and $388,900,000, respectively. The interest rate applicable to the borrowings of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on September 30, 2013 was 1.00%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Each Fund shall also have the right to apply and set- off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

The Board of Trustees has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the six months ended September 30, 2013.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statements of Operations, a part of Total Expenses.

7. OTHER

The Independent Trustees of each Fund receive from each Fund a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of Trustees of each Fund receives a quarterly retainer from each Fund of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee of each Fund receives a quarterly retainer from each Fund of $3,850 and an additional $1,650 for each board meeting attended.

Effective December 9, 2013, State Street Bank and Trust Company (“State Street”) will become each Fund’s custodian pursuant to a custodian agreement dated June 13, 2013 and effective December 9, 2013 between State Street and each Fund (collectively, the “Custodian Agreements”). The Board of Trustees has approved the Custodian Agreements.

Effective December 9, 2013 DST Systems, Inc. (“DST”) will become each Fund’s stock transfer agent pursuant to an agency agreement dated June 13, 2013 and effective December 9, 2013 between DST and each Fund (collectively, the “Stock Transfer Agency Agreements”). The Board of Trustees has approved the Stock Transfer Agency Agreements.

42	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan
September 30, 2013 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105. Prior to December 9, 2013, Computershare served as the plan administrator. Prior to December 9, 2013, all correspondence or questions concerning the Plan should be directed to Computershare, P.O. Box 358035, Pittsburgh, PA 15252-8035.

Semi-Annual Report | September 30, 2013	43

Additional Information	Clough Global Funds
September 30, 2013 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On July 15, 2013, the Funds held their annual meeting of Shareholders for the purpose of voting on a proposal to re-elect Trustees of the Funds. The results of the proposal for each Fund were as follows:

Proposal: To re-elect the following trustees to the Clough Global Allocation Fund Board.

	Edmund J. Burke	John F. Mee	Vincent W. Versaci
For	8,583,806	8,582,987	8,583,790
Withheld	410,772	411,591	410,788

Proposal: To re-elect the following trustees to the Clough Global Equity Fund Board.

	Robert L. Butler	James E. Canty	Richard C. Rantzow	Vincent W. Versaci
For	14,140,762	14,157,658	14,157,676	14,156,858
Withheld	803,005	786,109	786,091	786,909

Proposal: To re-elect the following trustees to the Clough Global Opportunities Fund Board.

	Adam D. Crescenzi	Jerry G. Rutledge	Vincent W. Versaci
For	43,530,728	43,578,750	43,521,771
Withheld	1,370,820	1,322,798	1,379,777

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

44	www.cloughglobal.com

Clough Global Funds	Additional Information
September 30, 2013 (Unaudited)

	Total Cumulative Distributions for the period ended September 30, 2013				% Breakdown of the Total Cumulative Distributions for the period ended September 30, 2013
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Allocation Fund	$0.0000	$0.5810	$0.0190	$0.6000	0.00%	96.83%	3.17%	100.00%
Clough Global Equity Fund	$0.0000	$0.5800	$0.0000	$0.5800	0.00%	100.00%	0.00%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by each Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Semi-Annual Report | September 30, 2013	45

Investment Advisory Agreement Approval	Clough Global Funds
September 30, 2013 (Unaudited)

On June 13, 2013, the Board of Trustees of each Fund met in person to, among other things, review and consider the renewal of the Advisory Agreements. In its consideration of the Advisory Agreements, the Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the non-interested Trustees, discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreements.

Representatives from Clough presented Clough’s materials regarding consideration of renewal of the Advisory Agreements. The Board noted that included in the Board materials were responses by Clough to a questionnaire drafted by legal counsel to the Funds to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). The Board noted that the 15(c) Materials were extensive, and included information relating to: each Fund’s investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Clough; descriptions such as compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under the Advisory Agreements.

The Board reviewed the organizational structure of Clough and the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio managers, including the biographies of Eric A. Brock, James E. Canty and Charles I. Clough, Jr., Partners at Clough and portfolio managers of the Funds, as well as Robert Zdunczyk, portfolio manager of the Clough Global Allocation Fund and Clough Global Opportunities Fund, emphasizing that Messrs. Brock, Canty, Clough and Zdunczyk each had substantial experience as an investment professional. The Trustees, all of whom currently serve as Trustees for the Funds, acknowledged their familiarity with the expertise and standing in the investment community of Messrs. Brock, Canty, Clough and Zdunczyk, and their satisfaction with the expertise of Clough and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board next reviewed Clough’s procedures relating to compliance and oversight with respect to Clough’s brokerage allocation and soft dollar policies. The Trustees noted that Clough’s order management systems contain pre-trade compliance functions that review each trade against certain of the Funds’ investment restrictions and applicable 1940 Act and Internal Revenue Code restrictions, and noted the efforts that Clough’s Chief Compliance Officer will undertake to summarize monthly for Clough’s management, and quarterly for the Trustees, any violations that may occur, as well as any other violations detected through the manual monitoring that supplements the order management system’s testing. The Board noted the recent addition of certain personnel by Clough. The Board discussed with representatives from Clough the various other investment products managed by Clough other than the Funds. The Board also noted the adequacy of Clough’s facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board next reviewed the terms of the Advisory Agreements, noting that Clough would receive a fee of 0.70%, 0.90% and 1.00% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets. The Trustees reviewed the fees charged by Clough to other clients for which it provides comparable services. The Trustees then reviewed Clough’s income statement for the year ended December 31, 2012, and its balance sheet as of that date. The Trustees further reviewed a profit and loss analysis as it relates to Clough’s advisory business and compared the profitability analysis to that provided by Clough to the Board in previous years.

The Board discussed the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board noted that Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other investment companies, which had been prepared at the request of ALPS by Lipper Analytical Services (“Lipper”). Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of each Fund with other funds’ cost and expense structures, as well as comparisons of each Fund’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

As the Fund are unique s in the marketplace, the Board noted that Lipper had a difficult time presenting a large peer group for comparison. The Trustees compared fees from six (6) other leveraged closed-end investment companies versus each Fund’s fees as part of the expense group (the “Expense Group”) and an expense universe consisting of each Fund, the Expense Group, and all other leveraged closed-end global funds (the “Expense Universe”). For GLV, the investment advisory fee for the Expense Group ranged from 0.70% to 1.00%, with a median of 0.950%. For GLV, the Board noted that as prepared by Lipper, the gross total expenses for the Expense Group on common and leveraged assets ranged from 1.291% to 1.743%, with a median of 1.529%. For GLQ, the investment advisory fee for the group ranged from 0.850% to 1.008%, with a median of 0.950%. For GLQ, the Board noted that as prepared by Lipper, the gross total expenses for the Expense Group on common and leveraged assets ranged from 1.291% to 1.961%, with a median of 1.522%. For GLO, the investment advisory fee for the Expense Group ranged from 0.850% to 1.033%, with

46	www.cloughglobal.com

Clough Global Funds	Investment Advisory Agreement Approval
September 30, 2013 (Unaudited)

a median of 1.000%. For GLO, the Board noted that as prepared by Lipper, the gross total expenses for the Expense Group on common and leveraged assets ranged from 1.224% to 2.049%, with a median of 1.522%. The Board noted that the Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s gross total expenses were 1.743%, 1.961% and 2.049%, respectively.

The Board discussed the other non-management expenses category included in Lipper’s expense ratio components. Discussion ensued and the Board noted that the total expense ratio includes investment related expenses such as the interest on each Fund’s leverage and dividend interest on short sales. The Board noted that through each Fund’s employment of leverage, the income generation capabilities of the underlying investments may be augmented. The Board also noted the extent to which each Fund utilizes leverage and short sales, thereby increasing its investment-related expenses and concluded that the use of leverage and short sales is an important part of each Fund’s investment strategy to attempt to meet each Fund’s investment objective. The Board noted that they believe investment related expenses are operational in nature and should not be considered a management expense. Excluding the investment related expenses from the total expense ratio, the Board noted that each Fund’s net overall expenses are comparable to their peer group. The Board further noted that in addition to the Lipper report, the Board has received in the past from Clough a comparative fund universe with a peer universe more similar in nature to the Funds.

The Trustees then reviewed each Fund’s performance as compared to the performance of the closed-end fund universe selected by Lipper (the “Performance Universe”). For the one-year ended performance as of March 31, 2013, the performance data ranged from a high of 29.40% to a low of 3.64% with a median of 17.47%. The Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s performance during such time period was 16.09%, 16.73% and 15.78%, respectively.

The Trustees further noted that the objectives of the funds in the Lipper analysis differed from each Fund’s objectives and policies. The Trustees believed that the Lipper report, augmented by Clough’s analysis received at previous meetings, provided a sufficient comparative universe.

At this point, Mr. Burke and Mr. Canty, both “interested persons” of the Funds, as well as the other representatives of ALPS and Clough, left the meeting. The non-interested Trustees, with the assistance of legal counsel, reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreements and Clough’s profitability.

Mr. Burke, Mr. Canty, and the representatives of ALPS and Clough re-joined the meeting. The Board of Trustees of the Fund, present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets are fair and reasonable for each respective Fund and that the renewal of the Advisory Agreements is in the best interests of each Fund and its shareholders.

Semi-Annual Report | September 30, 2013	47

2013 Semi-Annual Report • Clough Capital Partners, LP

ALPS
A DST Company

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

1290 Broadway, Suite 1100, Denver, CO 80203

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

a.	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
b.	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

a.	Not applicable to semi-annual report.
b.	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	December 6, 2013

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	December 6, 2013